PROSPECTUS

                                                             COHEN & STEERS
                                                      PREMIUM INCOME REALTY FUND
                                  $240,000,000
                                 COHEN & STEERS
                        PREMIUM INCOME REALTY FUND, INC.
               TAXABLE AUCTION MARKET PREFERRED SHARES ('AMPS'sm'')
                             2,400 SHARES, SERIES M
                             2,400 SHARES, SERIES T
                             2,400 SHARES, SERIES F
                            2,400 SHARES, SERIES TH
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                               -----------------

   Cohen & Steers Premium Income Realty Fund, Inc. (the 'Fund') is simultaneously offering 2,400 Series M Taxable Auction Market Preferred Shares, 2,400 Series T Taxable Auction Market Preferred Shares, 2,400 Series F Taxable Auction Market Preferred Shares and 2,400 Series TH Taxable Auction Market Preferred Shares. The shares are referred to in this prospectus as 'AMPS'. The Fund is a recently organized, non-diversified, closed-end management investment company. Our primary investment objective is high current income through investment in real estate securities and our secondary investment objective is capital appreciation. Under normal market conditions, we will invest at least 90% of our total assets in

                                                   (continued on following page)

   INVESTING IN THE AMPS INVOLVES RISKS. SEE 'RISK FACTORS' BEGINNING ON
PAGE 20 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                               -----------------

                                                              PER SHARE      TOTAL
                                                              ---------      -----
Public offering price.......................................   $25,000    $240,000,000
Sales load..................................................      $250      $2,400,000
Proceeds to the Fund(1).....................................   $24,750    $237,600,000

   (1) Not including offering expenses payable by the Fund estimated to be $542,260.

   The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company, on or about October 15, 2002.
                               -----------------

MERRILL LYNCH & CO.
                                  UBS WARBURG
                                                       A.G. EDWARDS & SONS, INC.
                               -----------------

                The date of this prospectus is October 10, 2002.

'AMPS' is a registered service mark of Merrill Lynch & Co., Inc.

common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in non-investment grade preferred stock or debt securities (commonly known as 'junk bonds'). There can be no assurance that we will achieve our investment objectives. See 'Investment Objectives and Policies.' The Fund's investment manager is Cohen & Steers Capital Management, Inc.

    Investors in AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. AMPS also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. See 'Description of AMPS.' The dividend rate for the initial dividend period will be 1.85% for Series M AMPS, 1.85% for Series T AMPS, 1.85% for Series F AMPS and 1.90% for Series TH AMPS. The initial dividend period is from the date of issuance through October 21, 2002 for Series M, October 22, 2002 for Series T, October 27, 2002 for Series F and November 14, 2002 for Series TH AMPS. For subsequent dividend periods, the AMPS will pay dividends based on a rate set at auction, usually held every seven days in the case of the Series M, Series T and Series F AMPS, and 28 days in the case of the Series TH AMPS. Prospective purchasers should note: (1) a buy order (called a 'bid order') or sell order is a commitment to buy or sell AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus. Broker-dealers are not required to maintain a secondary market in AMPS, and a secondary market may not provide you with liquidity. The Fund may redeem AMPS as described under 'Description of AMPS -- Redemption.'

    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    The AMPS will be senior to the Fund's outstanding common shares. AMPS are not listed on an exchange. The Fund's common shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'RPF.' It is a condition of closing this offering that the AMPS be offered with a rating of 'AAA' from Standard & Poor's Ratings Services ('S&P') and of 'Aaa' from Moody's Investors Service, Inc. ('Moody's').

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights........................................   15
The Fund....................................................   16
Use of Proceeds.............................................   16
Capitalization..............................................   17
Investment Objectives and Policies..........................   18
Risk Factors................................................   20
How the Fund Manages Risk...................................   27
Management of the Fund......................................   28
Description of AMPS.........................................   30
The Auction.................................................   37
Description of Common Shares................................   42
Certain Provisions of the Charter and By-Laws...............   42
Conversion to Open-End Fund.................................   44
U.S. Federal Taxation.......................................   44
Underwriting................................................   48
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   49
Legal Opinions..............................................   49
Independent Auditors........................................   49
Further Information.........................................   49
Table of Contents for the Statement of Additional
  Information...............................................   50

                              -------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ THE PROSPECTUS BEFORE DECIDING WHETHER TO INVEST AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 10, 2002 (THE 'SAI'), CONTAINING ADDITIONAL INFORMATION ABOUT THE FUND, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ('SEC') AND IS INCORPORATED BY REFERENCE INTO (WHICH MEANS IT IS CONSIDERED PART OF) THIS PROSPECTUS. YOU CAN REVIEW THE TABLE OF CONTENTS OF THE SAI ON PAGE 50 OF THIS PROSPECTUS. YOU MAY REQUEST A FREE COPY OF THE SAI BY CALLING (800) 437-9912. YOU MAY ALSO OBTAIN THE SAI AND OTHER INFORMATION REGARDING THE FUND ON THE SEC WEB SITE (HTTP://WWW.SEC.GOV).

    THROUGH AND INCLUDING NOVEMBER 24, 2002, ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               PROSPECTUS SUMMARY

    This is only a summary. This summary does not contain all of the information that you should consider before investing in AMPS. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the 'SAI'), especially the information set forth under the heading 'Risk Factors.'

THE FUND.....................................  The Cohen & Steers Premium Income Realty Fund, Inc.
                                               (the 'Fund') is a recently organized,
                                               non-diversified, closed-end management investment
                                               company. The Fund was organized as a Maryland
                                               corporation on April 11, 2002 and is registered
                                               under the Investment Company Act of 1940, as amended
                                               (the '1940 Act'). The Fund commenced investment
                                               operations on August 30, 2002 upon the closing of an
                                               initial public offering of 28,500,000 common shares,
                                               par value $0.001 per share ('Common Shares'). As of
                                               October 1, 2002, the Fund had 31,557,000 Common
                                               Shares outstanding and net assets of $442,725,948.
                                               The Fund's principal office is located at 757 Third
                                               Avenue, New York, New York 10017, and its telephone
                                               number is (212) 832-3232.

THE OFFERING.................................  We are offering 2,400 Series M AMPS, par value
                                               $0.001, 2,400 Series T AMPS, par value $0.001, 2,400
                                               Series F AMPS, par value $0.001, and 2,400
                                               Series TH AMPS, par value $0.001, each at a purchase
                                               price of $25,000 per share plus dividends, if any,
                                               that have accumulated from the date the Fund first
                                               issues the AMPS. The AMPS are offered through a group
                                               of underwriters led by Merrill Lynch, Pierce, Fenner
                                               & Smith Incorporated.

                                               The AMPS entitle their holders to receive cash
                                               dividends at an annual rate that may vary for the
                                               successive dividend periods for the AMPS. In general,
                                               except as described under ' -- Dividends and Dividend
                                               Periods' below and 'Description of AMPS -- Dividends
                                               and Dividend Periods,' the dividend period for the
                                               Series M, Series T and Series F AMPS will be seven
                                               days and the dividend period for the Series TH AMPS
                                               will be 28 days. The auction agent will determine the
                                               dividend rate for a particular period by an auction
                                               conducted on the business day immediately prior to
                                               the start of that rate period. See 'The Auction.'
                                               The AMPS are not listed on an exchange. Instead,
                                               investors may buy or sell AMPS in an auction by

                                               submitting orders to broker-dealers that have entered
                                               into an agreement with the auction agent and the
                                               Fund.

                                               Generally, investors in AMPS will not receive
                                               certificates representing ownership of their shares.
                                               The securities depository (The Depository Trust
                                               Company or any successor) or its nominee for the
                                               account of the investor's broker-dealer will maintain
                                               record ownership of AMPS in book-entry form. An
                                               investor's broker-dealer, in turn, will maintain
                                               records of that investor's beneficial ownership of
                                               AMPS.

                                               An investor may consider whether to invest in a
                                               particular series based on the series' rate of
                                               return, the investor's time horizon for investment,
                                               and the investor's liquidity preference. Investors
                                               can choose between four tranches. The Series M, T and
                                               F AMPS have a seven-day dividend period. The
                                               Series TH AMPS have a 28-day dividend period. The
                                               Series TH AMPS, or 28-day tranche, may be suited for
                                               investors with a longer investment time horizon. Each
                                               seven-day tranche has approximately the same rate of
                                               return (except to the extent short-term rates may
                                               vary from day-to-day) but varies with respect to the
                                               day of the week the auction is conducted. Moreover,
                                               an investor may choose a particular seven-day tranche
                                               based on their liquidity needs at a particular time
                                               of the week.

RATINGS......................................  The Fund will issue AMPS only if such shares have received a credit quality rating of 'AAA' from
                                               Standard & Poor's Rating Services ('S&P') and 'Aaa'
                                               from Moody's Investors Service, Inc. ('Moody's').
                                               These ratings are an assessment of the capacity and
                                               willingness of an issuer to pay preferred stock
                                               obligations. The ratings are not a recommendation to
                                               purchase, hold or sell those shares inasmuch as the
                                               rating does not comment as to market price or
                                               suitability for a particular investor. The ratings
                                               described above also do not address the likelihood
                                               that an owner of AMPS will be able to sell such
                                               shares in an auction or otherwise. The ratings are
                                               based on current information furnished to Moody's and
                                               S&P by the Fund and the Investment Manager and
                                               information obtained from other sources. The ratings
                                               may be changed, suspended or withdrawn in the rating
                                               agencies' discretion as a result of changes in, or
                                               the

                                               unavailability of, such information. See 'Description
                                               of AMPS -- Rating Agency Guidelines.'

USE OF PROCEEDS..............................  The net proceeds of AMPS, together with the proceeds from our initial public offering, will be invested in
                                               accordance with the policies set forth under
                                               'Investment Objectives and Policies.' We estimate
                                               that the net proceeds of both offerings will be fully
                                               invested in accordance with our investment objectives
                                               and policies within four months of the completion of
                                               this offering. We intend to invest in preferred
                                               stocks and equity securities issued by real estate
                                               companies such as REITs. Pending such investment,
                                               those proceeds may be invested in U.S. Government
                                               securities or high quality, short-term money market
                                               instruments.

INVESTMENT OBJECTIVES AND POLICIES...........  Our primary investment objective is high current income through investment in real estate securities.
                                               Capital appreciation is a secondary investment
                                               objective. Our investment objectives and certain
                                               investment policies are considered fundamental and
                                               may not be changed without shareholder approval. See
                                               'Investment Objectives and Policies.'

                                               Under normal market conditions, we will invest at
                                               least 90% of our total assets in common stocks,
                                               preferred stocks and other equity securities issued
                                               by real estate companies, such as 'real estate
                                               investment trusts' ('REITs'). At least 80% of our
                                               total assets will be invested in income producing
                                               equity securities issued by REITs, and substantially
                                               all of the equity securities of real estate companies
                                               in which we intend to invest are traded on a national
                                               securities exchange or in the over-the-counter
                                               market. A real estate company derives at least 50% of
                                               its revenue from real estate or has at least 50% of
                                               its assets in real estate. A REIT is a company
                                               dedicated to owning, and usually operating, income
                                               producing real estate, or to financing real estate.
                                               REITs are generally not taxed on income distributed
                                               to shareholders provided they distribute to their
                                               shareholders substantially all of their income and
                                               otherwise comply with the requirements of the
                                               Internal Revenue Code of 1986, as amended (the
                                               'Code'). As a result, REITs generally pay relatively
                                               high dividends (as compared to other types of
                                               companies) and the Fund intends to use these REIT
                                               dividends in an effort to meet

                                               its objective of high current income. We may invest
                                               up to 10% of our total assets in debt securities
                                               issued or guaranteed by real estate companies. It is
                                               our current intention to invest approximately 75% of
                                               our total assets in common stocks of real estate
                                               companies and approximately 25% of our total assets
                                               in preferred stocks of real estate companies,
                                               although the actual percentage of common and
                                               preferred stocks in our investment portfolio may vary
                                               over time. We will not invest more than 25% of the
                                               Fund's total assets in preferred stock or debt
                                               securities rated below investment grade (commonly
                                               known as 'junk bonds') or unrated securities of
                                               comparable quality. Preferred stock or debt
                                               securities will be considered to be investment grade
                                               if, at the time of investment, such security has a
                                               rating of 'BBB' or higher by S&P, 'Baa' or higher by
                                               Moody's or an equivalent rating by a nationally
                                               recognized statistical rating agency. The Investment
                                               Manager may also invest in preferred stock or debt
                                               securities which are unrated but which, in the
                                               opinion of the Investment Manager, are determined to
                                               be of equivalent quality. All of our investments will
                                               be in securities of U.S. issuers and we will
                                               generally not invest more than 10% of our total
                                               assets in the securities of one issuer. We may engage
                                               in portfolio trading when considered appropriate.
                                               There are no limits on the rate of portfolio
                                               turnover. There can be no assurance that our
                                               investment objectives will be achieved. See
                                               'Investment Objectives and Policies.'
                                               In making investment decisions about particular
                                               REITs, the Investment Manager relies on a fundamental
                                               analysis of each REIT's potential for success in
                                               light of the REIT's current financial condition, its
                                               real estate industry and sector position, and
                                               economic and market conditions. The Investment
                                               Manager also evaluates a number of factors, including
                                               growth potential, earnings estimates and the quality
                                               of management.

INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. (the
                                               'Investment Manager') is the investment manager
                                               pursuant to an Investment Management Agreement. The
                                               Investment Manager, which was formed in 1986, is a
                                               leading firm specializing in the management of real
                                               estate securities portfolios and as of September 30,
                                               2002 had approximately $7.0 billion in assets under

                                               management. Its clients include pension plans,
                                               endowment funds and mutual funds, including the
                                               largest open-end and closed-end real estate funds.
                                               The Investment Manager's client accounts are invested
                                               principally in real estate securities and the
                                               Investment Manager focuses exclusively on real
                                               estate. The Investment Manager, whose principal
                                               business address is 757 Third Avenue, New York, New
                                               York 10017, is also responsible for providing
                                               administrative services, and assisting the Fund with
                                               operational needs pursuant to an administration
                                               agreement (the 'Administration Agreement'). In
                                               accordance with the terms of the Administration
                                               Agreement, the Fund has entered into an agreement
                                               with State Street Bank and Trust Company ('State
                                               Street Bank') to perform certain administrative
                                               functions subject to the supervision of the
                                               Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the
                                               Fund -- Administration and Sub-Administration
                                               Agreement.'

PRINCIPAL INVESTMENT RISKS...................  Risk is inherent in all investing. Therefore, before investing in AMPS and the Fund you should consider
                                               certain risks carefully. The primary risks of
                                               investing in AMPS are:

                                                the Fund will not be permitted to declare dividends
                                                or other distributions with respect to your AMPS or
                                                redeem your AMPS unless the Fund meets certain asset
                                                coverage requirements;

                                                If you try to sell your AMPS between auctions you may
                                                not be able to sell any or all of your shares or you
                                                may not be able to sell them for $25,000 per share
                                                or $25,000 per share plus accumulated dividends. If
                                                the Fund has designated a special rate period,
                                                changes in interest rates could affect the price you
                                                would receive if you sold your shares in the
                                                secondary market. You may transfer your shares
                                                outside of auctions only to or through a
                                                broker-dealer that has entered into an agreement
                                                with the auction agent and the Fund or other person
                                                as the Fund permits.

                                                if an auction fails, you may not be able to sell some
                                                or all of your AMPS;

                                                you may receive less than the price you paid for your
                                                AMPS if you sell them outside of the auction,
                                                especially when market interest rates are rising;

                                                a rating agency could downgrade the rating assigned
                                                to the AMPS, which could affect liquidity;

                                                the Fund may be forced to redeem your AMPS to meet
                                                regulatory or rating agency requirements or may
                                                voluntarily redeem your shares in certain
                                                circumstances;

                                                in certain circumstances the Fund may not earn
                                                sufficient income from its investments to pay
                                                dividends on AMPS;

                                                the value of the Fund's investment portfolio may
                                                decline, reducing the asset coverage for the AMPS;
                                                and

                                                if an issuer of a common stock in which the Fund
                                                invests experiences financial difficulties or if an
                                                issuer's preferred stock or debt security is
                                                downgraded or defaults or if an issuer in which the
                                                Fund invests is affected by other adverse market
                                                factors, there may be a negative impact on the
                                                income and/or asset value of the Fund's investment
                                                portfolio.

                                               In addition, although the offering of AMPS is
                                               conditioned upon receipt of ratings of 'AAA' from S&P
                                               and 'Aaa' from Moody's for the AMPS, there are
                                               additional risks related to the investment policies
                                               of the Fund, such as:

                                               Real Estate Risks. Since we concentrate our assets in
                                               the real estate industry, the Fund's investments will
                                               be closely linked to the performance of the real
                                               estate markets. Property values may fall due to
                                               increasing vacancies or declining rents resulting
                                               from economic, legal, cultural or technological
                                               developments. REIT prices also may drop because of
                                               the failure of borrowers to pay their loans and poor
                                               management. Many REITs utilize leverage, which
                                               increases investment risk and could adversely affect
                                               a REIT's operations and market value in periods of
                                               rising interest rates as well as risks normally
                                               associated with debt financing. In addition, there
                                               are specific risks associated with particular sectors
                                               of real estate investments such as retail, office,
                                               hotel, healthcare, and multifamily properties.

                                               We may also invest in preferred stocks and debt
                                               securities of real estate companies. These securities
                                               also are more sensitive to changes in interest rates
                                               than

                                               common stocks. When interest rates rise, the value of
                                               preferred stocks and debt securities may fall.
                                               Lower-Rated Securities Risk. Lower-rated preferred
                                               stock or debt securities, or equivalent unrated
                                               securities, which are commonly known as 'junk bonds,'
                                               generally involve greater volatility of price and
                                               risk of loss of income and principal, and may be more
                                               susceptible to real or perceived adverse economic and
                                               competitive industry conditions than higher grade
                                               securities. It is reasonable to expect that any
                                               adverse economic conditions could disrupt the market
                                               for lower-rated securities, have an adverse impact on
                                               the value of those securities, and adversely affect
                                               the ability of the issuers of those securities to
                                               repay principal and interest on those securities.

                                               Recent Developments. As a result of the terrorist
                                               attacks on the World Trade Center and the Pentagon on
                                               September 11, 2001, some of the U.S. securities
                                               markets were closed for a four-day period. These
                                               terrorist attacks and related events have led to
                                               increased short-term market volatility and may have
                                               long-term effects on U.S. and world economies and
                                               markets. A similar disruption of the financial
                                               markets could impact interest rates, auctions,
                                               secondary trading, ratings, credit risk, inflation
                                               and other factors relating to the Common Shares and
                                               the AMPS.

                                               For further discussion of the risks associated with
                                               investing in the AMPS and the Fund, see 'Risk
                                               Factors.'

DIVIDENDS AND RATE PERIODS...................  The table below shows the dividend rates, the dividend payment dates and the number of days for the
                                               initial rate periods on AMPS offered in this
                                               Prospectus. For subsequent rate periods, AMPS will
                                               pay dividends based on a rate set at auctions
                                               normally held every seven days in the case of the
                                               Series M, Series T and Series F AMPS and 28 days in
                                               the case of the Series TH AMPS. In most instances,
                                               dividends are payable on the first business day
                                               following the end of the rate period. The rate set at
                                               auction will not exceed the applicable maximum rate.

                                               The dividend payment date for special rate periods
                                               will be set out in the notice designating a special
                                               rate period. Dividends on AMPS will be cumulative
                                               from the date the shares are first issued and will be
                                               paid out of legally available funds.

                                                                                      DIVIDEND
                                                                       INITIAL      PAYMENT DATE         NUMBER OF
                                                                       DIVIDEND      FOR INITIAL      DAYS OF INITIAL
                                                                         RATE        RATE PERIOD        RATE PERIOD
                                                                         ----        -----------        -----------
                                                Series M.............   1.85%      October 22, 2002          7
                                                Series T.............   1.85%      October 23, 2002          8
                                                Series F.............   1.85%      October 28, 2002         13
                                                Series TH............   1.90%     November 15, 2002         31

                                               The Fund may, subject to certain conditions,
                                               designate special rate periods of more than seven
                                               days in the case of the Series M, T and F AMPS, and
                                               more than 28 days in the case of Series TH AMPS.

                                               The Fund may not designate a special rate period
                                               unless sufficient clearing bids were made in the most
                                               recent auction. In addition, full cumulative
                                               dividends, any amounts due with respect to mandatory
                                               redemptions and any additional dividends payable
                                               prior to such date must be paid in full. The Fund
                                               also must have received confirmation from Moody's and
                                               S&P or any substitute rating agency that the proposed
                                               special rate period will not adversely affect such
                                               agency's then-current rating on the AMPS and the lead
                                               Broker-Dealer designated by the Fund, initially
                                               Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                                               must not have objected to declaration of a special
                                               rate period.

                                               See 'Description of AMPS -- Dividends and Rate
                                               Periods' and ' -- Designation of Special Rate
                                               Periods' and 'The Auction.'

SECONDARY MARKET TRADING.....................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in AMPS outside
                                               of auctions. There can be no assurance that a
                                               secondary market will provide owners with liquidity.
                                               You may transfer shares outside of auctions only to
                                               or through a broker-dealer that has entered into an
                                               agreement with the auction agent and the Fund, or
                                               other persons as the Fund permits.

INTEREST RATE TRANSACTIONS...................  In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we
                                               may enter into interest rate swap or cap
                                               transactions. The use of interest rate swaps and caps
                                               is a highly specialized activity that involves
                                               investment techniques and risks different from those
                                               associated with ordinary portfolio security
                                               transactions. In an interest rate swap, the Fund
                                               would agree to pay to the other party to the interest
                                               rate swap (which is known as the 'counterparty') a
                                               fixed rate payment in exchange for the counterparty
                                               agreeing to pay to the Fund a variable rate payment
                                               that is intended to approximate the Fund's variable
                                               rate payment obligation on the AMPS or any variable
                                               rate borrowing. The payment would be based on the
                                               notional amount of the swap. In an interest rate cap,
                                               the Fund would pay a premium to the counterparty to
                                               the interest rate cap and, to the extent that a
                                               specified variable rate index exceeds a predetermined
                                               fixed rate, would receive from the counterparty
                                               payments of the difference based on the notional
                                               amount of such cap. If the counterparty to an
                                               interest rate swap or cap defaults, the Fund would be
                                               obligated to make the payments that it had intended
                                               to avoid. Depending on the general state of
                                               short-term interest rates and the returns on the
                                               Fund's portfolio securities at that point in time,
                                               this default could negatively impact the Fund's
                                               ability to make dividend payments on the AMPS. In
                                               addition, at the time an interest rate swap or cap
                                               transaction reaches its scheduled termination date,
                                               there is a risk that the Fund will not be able to
                                               obtain a replacement transaction or that the terms of
                                               the replacement will not be as favorable as on the
                                               expiring transaction. If this occurs, it could have a
                                               negative impact on the Fund's ability to make
                                               dividend payments on the AMPS. If the Fund fails to
                                               maintain the required asset coverage on the
                                               outstanding AMPS or fails to comply with other
                                               covenants, the Fund may be required to redeem some or
                                               all of these shares. Such redemption likely would
                                               result in the Fund seeking to terminate early all or
                                               a portion of any swap or cap transaction. Early
                                               termination of the swap could result in a termination
                                               payment by or to the Fund. Early termination of a cap
                                               could result in a termination payment to the Fund. We
                                               would not enter into interest rate swap or cap
                                               transactions having a

                                               notional amount that exceeded the outstanding amount
                                               of the AMPS. See 'How the Fund Manages Risk --
                                               Interest Rate Transactions' for additional
                                               information.

ASSET MAINTENANCE............................  Under the Fund's Articles Supplementary for AMPS,
                                               which establishes and fixes the rights and
                                               preferences of the shares of each series of AMPS, the
                                               Fund must maintain:

                                                asset coverage of the AMPS as required by the rating
                                                agency or agencies rating the AMPS, and

                                                asset coverage of at least 200% with respect to
                                                senior securities that are stock, including the AMPS.

                                               In the event that the Fund does not maintain or cure
                                               these coverage tests, some or all of the AMPS will be
                                               subject to mandatory redemption. See 'Description of
                                               AMPS -- Redemption.'

                                               Based on the composition of the Fund's portfolio as
                                               of October 1, 2002, the asset coverage of the AMPS as
                                               measured pursuant to the 1940 Act would be
                                               approximately 283% if the Fund were to issue all of
                                               the AMPS offered in this Prospectus, representing
                                               approximately 35% of the Fund's managed assets (as
                                               defined below).

REDEMPTION...................................  The Fund does not expect to and ordinarily will not redeem AMPS. However, under the Articles
                                               Supplementary, it may be required to redeem AMPS in
                                               order, for example, to meet an asset coverage ratio
                                               or to correct a failure to meet a rating agency
                                               guideline in a timely manner. The Fund may also
                                               voluntarily redeem AMPS without the consent of
                                               holders of the AMPS under certain conditions. See
                                               'Description of AMPS -- Redemption.'

LIQUIDATION PREFERENCE.......................  The liquidation preference (that is, the amount the
                                               Fund must pay to holders of AMPS if the Fund is
                                               liquidated) for AMPS will be $25,000 per share plus
                                               accumulated but unpaid dividends, if any, whether or
                                               not earned or declared.

VOTING RIGHTS................................  The 1940 Act requires that the holders of AMPS, and the holders of any other series of preferred stock of
                                               the Fund, voting as a separate class, have the right
                                               to:

                                                elect at least two directors at all times, and

                                                elect a majority of the directors if at any time the
                                                Fund fails to pay dividends on either series of
                                                AMPS, or any other series of preferred stock of the
                                                Fund, for two full years and will continue to be so
                                                represented until all dividends in arrears have been
                                                paid or otherwise provided for.

                                               The holders of AMPS, and the holders of any other
                                               series of preferred stock of the Fund, will vote as a
                                               separate class or series on other matters as required
                                               under the Fund's Articles of Incorporation (which, as
                                               hereafter amended, restated or supplemented from time
                                               to time, is together with the Articles Supplementary,
                                               referred to as the 'Charter'), the 1940 Act and
                                               Maryland law. Each Common Share, each Preferred
                                               Share, and each share of any other series of
                                               preferred stock of the Fund is entitled to one vote
                                               per share.

FEDERAL INCOME TAXATION......................  The distributions with respect to AMPS (other than distributions in redemption of AMPS subject to
                                               Section 302(b) of the Code) will constitute dividends
                                               to the extent of the Fund's current or accumulated
                                               earnings and profits, as calculated for federal
                                               income tax purposes. Such dividends generally will be
                                               taxable as ordinary income to holders. Distributions
                                               of net capital gain that are designated by the Fund
                                               as capital gain dividends will be treated as
                                               long-term capital gains in the hands of holders
                                               receiving such distributions. The Internal Revenue
                                               Service ('IRS') currently requires that a regulated
                                               investment company that has two or more classes of
                                               stock allocate to each such class proportionate
                                               amounts of each type of its income (such as ordinary
                                               income and capital gains) based upon the percentage
                                               of total dividends distributed to each class for the
                                               tax year. Accordingly, the Fund intends each year to
                                               allocate capital gain dividends among its Common
                                               Shares, Series M, Series T, Series F and Series TH
                                               AMPS in proportion to the total dividends paid to
                                               each class during or with respect to such year. See
                                               'U.S. Federal Taxation.'

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR..........  State Street Bank serves as the Fund's custodian. The
                                               Bank of New York serves as auction agent, transfer
                                               agent, dividend paying agent and registrar for the
                                               AMPS.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    Information contained in the table below under the headings 'Per Share Operating Performance' and 'Ratios/Supplemental Data' shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on August 30, 2002 through October 1, 2002. Because the Fund was recently organized and commenced investment operations on August 30, 2002, the table covers less than five weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in real estate securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Fund's Unaudited Financial Information included in the Statement of Additional Information dated October 10, 2002. It should be read in conjunction with the Unaudited Financial Information and notes thereto.

                                                                    FOR THE PERIOD
                                                                   AUGUST 30, 2002*
                                                               THROUGH OCTOBER 1, 2002
                                                                     (UNAUDITED)
                                                                     -----------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period.....................            $14.33**
                                                                        ------
   Less: Offering costs charged to paid-in capital on common
    shares..................................................              (.03)
       Dilutive effect of common share offering.............               .01
                                                                        ------
       Total offering and organization costs................              (.02)
                                                                        ------
Income from investment operations:
   Net investment income....................................              0.11
   Net realized and unrealized gain/(loss) on investments...             (0.39)
                                                                        ------
      Total from investment operations......................              (.28)
                                                                        ------
Less dividends and distributions to shareholders from:
   Net investment income....................................              0.00
   Net realized gain on investments.........................              0.00
   Tax return of capital....................................              0.00
                                                                        ------
      Total dividends and distributions to shareholders.....              0.00
                                                                        ------
Net increase/(decrease) in net assets.......................             (0.30)
                                                                        ------
Net asset value, end of period..............................            $14.03
                                                                        ------
                                                                        ------
Per Share Market Value, End of Period.......................             14.88
                                                                        ------
Total Return on NAV.........................................             -2.10%(1)
                                                                        ------
Total Investment Return on Market Value.....................             -0.80%(1)
                                                                        ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (In millions).....................            $442.7
                                                                        ------
                                                                        ------
Ratio of expenses to average daily net assets (before
 expense reduction).........................................              1.09%(2)
                                                                        ------
                                                                        ------
Ratio of expenses to average daily net assets (net of
 expense reduction).........................................              0.84%(2)(3)
                                                                        ------
                                                                        ------
Ratio of net investment income to average daily net assets
 (before expense reduction).................................              8.66%(2)
                                                                        ------
                                                                        ------
Ratio of net investment income to average daily net assets
 (net of expense reduction).................................              8.91%(2)(3)
                                                                        ------
                                                                        ------
Portfolio turnover rate (%).................................              0.00%(1)
                                                                        ------
                                                                        ------

---------
* Commencement of operations.
** Prior to August 30, 2002 (Commencement of Operations), 7,000 shares were sold to Cohen & Steers Capital Management, Inc. (the 'Investment Manager') for $100,275.
(1) Not annualized.
(2) Annualized.
(3) The Investment Manager has agreed to waive a portion of its investment management fees in the amount of .25% of average daily managed assets for the first 5 years of the Fund's operations, .20% of average daily managed assets in year 6, .15% of average daily managed assets in year 7, .10% in year 8 and .05% of average daily managed assets in year 9.

           See accompanying notes to unaudited financial information

                                    THE FUND

    The Fund is a recently organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on April 11, 2002 and are registered as an investment company with the SEC under the Investment Company Act of 1940 (the '1940 Act'). The Fund issued an aggregate of 28,500,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of this initial public offering on August 30, 2002. On September 13, 2002 and
October 1, 2002, the Fund issued 2,000,000 and 1,050,000 additional Common Shares, respectively, in connection with a partial exercise by the underwriters of the over-allotment option. The Fund's Common Shares are traded on the NYSE under the symbol 'RPF.' The Fund's principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

    The following provides information about the Fund's outstanding shares as of October 1, 2002:

                                                                AMOUNT HELD
                                                  AMOUNT      BY THE FUND OR      AMOUNT
TITLE OF CLASS                                  AUTHORIZED    FOR ITS ACCOUNT   OUTSTANDING
--------------                                  ----------    ---------------   -----------
Common........................................  100,000,000         -0-         31,557,000
Preferred
    Series M..................................        2,400         -0-                -0-
    Series T..................................        2,400         -0-                -0-
    Series F..................................        2,400         -0-                -0-
    Series TH.................................        2,400         -0-                -0-

                                USE OF PROCEEDS

    We estimate the net proceeds of this offering of AMPS, after payment of the sales load and offering expenses, will be $237,057,740. The net proceeds of this offering, together with the proceeds from our initial public offering, will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' We estimate that the net proceeds of both offerings will be fully invested in accordance with our investment objectives and policies within four months of the completion of this offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                           CAPITALIZATION (UNAUDITED)

    The following table sets forth the unaudited capitalization of the Fund as of October 1, 2002, and as adjusted to give effect to the issuance of the AMPS offered in this Prospectus.

                                                              AS OF OCTOBER 1, 2002
                                                              ACTUAL      AS ADJUSTED
                                                              ------      -----------
                                                                   (UNAUDITED)
AS OF OCTOBER 1, 2002:
AMPS, $0.001 par value, $25,000 liquidation value;
  shares authorized (no shares issued and 2,400 Series M
  AMPS, 2,400 Series T AMPS, 2,400 Series F AMPS and
  2,400 Series TH AMPS issued, as adjusted,
  respectively)..........................................  $         --   $240,000,000
                                                           ------------   ------------
Shareholders' Equity Applicable to Common Shares
    Common Shares, $.001 par value per share;
      shares authorized, 31,557,000 shares outstanding...  $     31,557   $     31,557
    Paid-in surplus......................................  $451,075,968   $448,133,708
    Undistributed net investment income..................  $  3,302,679   $  3,302,679
    Accumulated net realized gain (loss) from investment
      transactions.......................................  $         --   $         --
    Net unrealized appreciation (depreciation)...........  $(11,684,256)  $(11,684,256)
                                                           ------------   ------------
    Net assets applicable to common shareholders.........  $442,725,948   $439,783,688
                                                           ------------   ------------

Net assets, plus liquidation preference of AMPS..........  $442,725,948   $679,783,688
                                                           ------------   ------------
                                                           ------------   ------------

    As used in this Prospectus, unless otherwise noted, the Fund's 'managed assets' include assets of the Fund attributable to any outstanding AMPS, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding AMPS from 'managed assets' so long as the AMPS have redemption features that are not solely within the control of the Fund. In connection with the rating of the AMPS, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Articles of Incorporation. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the Fund's AMPS will be treated as stock (rather than indebtedness).

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

    Our primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of shareholders. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so. The Fund has a policy of concentrating its investments in the U.S. real estate industry (25% or more of total assets) and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs and substantially all of the equity securities of real estate companies in which we intend to invest are traded on a national securities exchange or in the over-the-counter market. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency. The Investment Manager may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Manager, are determined to be of equivalent quality. See Appendix A in the SAI for a description of bond ratings. These two policies are fundamental and cannot be changed without the approval of a majority of the Fund's voting securities, as defined in the 1940 Act, as amended. We will invest only in securities of U.S. issuers and generally will not invest more than 10% of our total assets in the securities of one issuer.

    We will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See 'How the Fund Manages Risk -- Interest Rate Transactions.' There can be no assurance that our investment objectives will be achieved.

INVESTMENT STRATEGIES

    In making investment decisions on behalf of the Fund, the Investment Manager relies on a fundamental analysis of each company. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its real estate industry and sector position, and economic and market conditions. The Investment Manager also evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

     derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

     has at least 50% of its assets in such real estate.

    Under normal market conditions, we will invest at least 90% of our total assets in the equity securities of real estate companies. These equity securities can consist of:

     common stocks (including REIT shares);

     preferred stocks;

     rights or warrants to purchase common and preferred stocks; and

     securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value.

    Real Estate Investment Trusts. We invest at least 80% of our total assets in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objectives.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. We do not currently intend to invest more than 10% of our total assets in Mortgage REITs or Hybrid REITs.

    Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager expects to invest approximately 75% of our total assets in common shares of real estate companies and approximately 25% in preferred shares of REITs. The actual percentage of common and preferred shares in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

    Debt Securities. We may invest a maximum of 10% of our total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

    Lower-rated Securities. We will not invest more than 25% of our total assets in preferred stock and debt securities rated below investment grade (commonly known as 'junk bonds') and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than 'BBB' by S&P or lower than 'Baa' by Moody's, are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in high yield securities that are rated 'CCC' or higher by S&P, or rated 'Caa' or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities that are in default at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper. See 'Additional Information about Fund Investment Objectives and Policies' in the SAI.

                                  RISK FACTORS

    Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in AMPS.

RISKS OF INVESTING IN AMPS

    Leverage Risk. The Fund uses financial leverage for investment purposes by issuing AMPS. It is currently anticipated that, taking into account the AMPS being offered in this Prospectus, the amount of leverage will represent approximately 35% of the Fund's managed assets (as defined below).

    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the AMPS' asset coverage. As long as the AMPS are outstanding, the Fund does not intend to utilize other forms of leverage.

    Because the fee paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value ('NAV') of the Common Shares plus the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

    Interest Rate Risk. The Fund issues AMPS, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to stockholders of AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund Manages Risk.'

    Auction Risk. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See 'Description of AMPS' and 'The Auction.'

    Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a dividend period of more than seven days in the case of the Series M, Series T and Series F AMPS, and 28 days in the case of the Series TH AMPS), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to AMPS. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period.

    Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that S&P assigns a rating of 'AAA' and Moody's assigns a rating of 'Aaa' to the AMPS, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, S&P or another rating agency then rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the dividend rate on the AMPS will be the applicable maximum rate based on the credit rating of the AMPS, which will be a rate higher than is payable currently on the AMPS.

See 'Description of AMPS -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet.

    Portfolio Security Risk. Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of real estate companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') by S&P or Moody's, or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which could jeopardize the rating agencies' ratings of the AMPS. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the AMPS and could result in the redemption of some or all of the AMPS.

    Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'U.S. Federal Taxation.'

GENERAL RISKS OF INVESTING IN THE FUND

    We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives.

    Limited Operating History. We are a recently organized, non-diversified, closed-end management investment company with a limited operating history.

    Stock Market Risk. Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

    General Risks of Securities Linked to the Real Estate Market. We will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of our policy of concentration in the securities of companies in the real estate industry, we are also subject to the risks associated with the direct ownership of real estate. These risks include:

     declines in the value of real estate

     risks related to general and local economic conditions

     possible lack of availability of mortgage funds overbuilding extended vacancies of properties

     increased competition

     increases in property taxes and operating expenses

     changes in zoning laws

     losses due to costs resulting from the clean-up of environmental problems liability to third parties for damages resulting from environmental problems casualty or condemnation losses

     limitations on rents

     changes in neighborhood values and the appeal of properties to tenants changes in interest rates

    Thus, the value of our portfolio securities may change at different rates compared to the value of portfolio securities of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

    Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

    Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

    Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

    Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios, secured debt-to-total asset ratios and other contractual obligations, may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

    Preferred Stocks and Debt Securities Risk. In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

    Lower-Rated Securities. Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. We may invest in high yield securities that are rated 'CCC' or higher by S&P or 'Caa' or higher by Moody's or unrated securities that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

    Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

    Recent Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the AMPS.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares and AMPS voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS voting as a separate class. The Fund will not invest more than 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. All of our investments will be in securities of U.S. issuers and we will generally not invest more than 10% of our total assets in the securities of one issuer. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from S&P or Moody's on the AMPS. See 'Investment Restrictions' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

INTEREST RATE TRANSACTIONS

    In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the AMPS or any variable rate borrowing. The payment would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could negatively impact the Fund's ability to make dividend payments on the AMPS. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the AMPS. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the AMPS, if the Fund fails to maintain the required asset coverage on the outstanding AMPS or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the AMPS. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in the termination payment by or to the Fund. Early termination of a cap could result in the termination payment to the Fund.

    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. We would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments primarily in REITs with approximately $7.0 billion of assets under management as of September 30, 2002. Its current clients include pension plans, endowment funds and registered investment companies, including the Fund, Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., which are open-end investment companies. Cohen & Steers Realty Shares, Inc. is currently the largest registered investment company that invests primarily in real estate securities. Cohen & Steers' client accounts are invested principally in real estate securities.

INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund (the 'Investment Management Agreement'), the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers, or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of ..80% of the average daily managed assets of the Fund. Managed assets are the net asset value of the Common Shares plus the liquidation preference of any AMPS. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any AMPS, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any AMPS for leverage.

    The Fund's portfolio managers are:

        Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since its inception, President of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

        Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

        Greg E. Brooks -- Mr. Brooks joined Cohen & Steers Capital Management, Inc., the Fund's investment adviser, as a Vice President in April 2000 and has been a Senior Vice President since January 2002. Prior to joining Cohen & Steers, Mr. Brooks was an investment analyst with another real estate securities investment manager. Mr. Brooks is a Chartered Financial Analyst.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager provides certain administrative and accounting functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis .020% of the Fund's managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets (including the liquidation value of AMPS) in the Fund at an annual rate equal to .030% of the first $200 million in assets, .020% of the next $200 million, and .010% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at .030%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's auction agent, transfer agent, dividend paying agent and registrar for the Fund's AMPS. See 'Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar.'

                              DESCRIPTION OF AMPS

    The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Fund's Articles Supplementary attached as Appendix B to the SAI.

GENERAL

    Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of Common Shares. Each Series of AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS of each series will rank on a parity with shares of any other series of AMPS, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Directors may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

    General. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the Series M AMPS will be seven days and the dividend rate for this period will be 1.85%. The initial rate period for the Series T AMPS will be eight days and the dividend rate for this period will be 1.85%. The initial rate period for the Series F AMPS will be thirteen days and the dividend rate for this period will be 1.85%. The initial rate period for the Series TH AMPS will be 31 days and the dividend rate for this period will be 1.90%. Subsequent rate periods will be seven days for the Series M, Series T and Series F AMPS, and 28 days in the case of Series TH AMPS, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See 'Designation of Special Rate Periods' below.

    Dividend Payment Dates. Dividends on AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.

    Dividends will be paid through the Depository Trust Company ('DTC') on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

    Calculation of Dividend Payment. The Fund computes the dividends per share payable on shares of AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

    Dividends on AMPS will accumulate from the date of their original issue, which is October 15, 2002. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.

    The maximum applicable rate for any regular period will be the applicable percentage (set forth in the table below) of the applicable 'AA' Composite Commercial Paper Rate. In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

              CREDIT RATINGS                   APPLICABLE
              --------------                   PERCENTAGE:
      MOODY'S                 S&P            NO NOTIFICATION
      -------                 ---            ---------------
  'Aa3' or higher        AA- or higher            150%
   'A3' to 'A1'            A- to A+               200%
 'Baa3' to 'Baa1'        BBB- to BBB+             225%
   Below 'Baa3'           Below BBB-              275%

    Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.

    Restriction on Dividends and Other Distributions. While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:

     In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see 'Rating Agency Guidelines' below);

     In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount.

     Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under 'Rating Agency Guidelines' below) is met;

     Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

     The Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

    Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a 'notice of special rate period') to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

VOTING RIGHTS

    Except as noted below, the Fund's Common Shares and AMPS have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of AMPS, as a separate class, vote to elect two directors, and the holders of the Common Shares and holders of AMPS vote together as a single class to elect the remaining directors. In addition, during any period ('Voting Period') in which the Fund has not paid dividends on the AMPS in an amount equal to two full years dividends, the holders of AMPS, voting as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of AMPS. The holders of AMPS will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

    In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the AMPS of the number of directors that such holders are entitled to elect. The persons elected by the holders of the AMPS, together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the AMPS have been paid or provided for, the terms of office of the additional directors elected by the holders of the AMPS will terminate.

    So long as any of the AMPS are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding AMPS,
(i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS,
(D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

    In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under `Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.

    The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    The Common Shares and the AMPS also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of AMPS described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and AMPS, voting together as a single class, necessary to authorize the action in question.

    For purpose of any right of the holders of AMPS to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of AMPS is not entitled to vote and the AMPS will not be deemed to be outstanding for the purpose of voting or determining the number of AMPS required to constitute a quorum, if prior to or concurrently with a determination of the AMPS entitled to vote or of AMPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those AMPS and sufficient Deposit Securities (as defined in the SAI) for the redemption of those AMPS were deposited.

RATING AGENCY GUIDELINES

    The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the AMPS then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends),
(iii) certain Fund expenses and (iv) certain other current liabilities.

    The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). S&P and Moody's have agreed that the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor. Based on the Fund's assets and liabilities as of October 1, 2002 and assuming the issuance of all AMPS offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to AMPS would be computed as follows:

     Value of Fund assets less liabilities
        not constituting senior securities             $679,783,688
    ----------------------------------------      =    ------------     =  283%
  Senior securities representing indebtedness          $240,000,000
 plus liquidation value of the preferred shares

    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described below under ' -- Redemption.'

    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the AMPS.

    The Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate without the vote or consent of the holders of AMPS, including each Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.

    As described by S&P and Moody's, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay AMPS' obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

    The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the AMPS.

REDEMPTION

    Mandatory Redemption. If the Fund does not timely cure a failure to
(1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the AMPS will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

    In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may without the consent of the holders of AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto,
(i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

    Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and any other outstanding AMPS, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such will have no right or claim to any of the remaining assets of the Fund.

    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL

    The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Articles Supplementary for a more complete description of the auction process.

    Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS, so long as the applicable rate for AMPS is to be based on the results of an auction.

    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

    Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

    The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to AMPS to that Broker-Dealer:

    1. Hold Order -- indicating its desire to hold AMPS without regard to the applicable rate for the next rate period.

    2. Bid -- indicating its desire to purchase or hold the indicated number of AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

    3. Sell Order -- indicating its desire to sell AMPS at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.

    A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.

    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

    There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.

    If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be the 7-day 'AA' Composite Commercial Paper Rate in the case of a standard dividend period for the Series M, Series T and Series F AMPS, and the 30 day 'AA' Composite Commercial Paper Rate in the case of a standard dividend period for the Series TH AMPS. The 'AA' Composite Commercial Paper Rate is the rate on commercial paper issued by financial corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by a commercial paper dealer as may be appointed by the Fund.

    The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

    The auctions for AMPS will normally be held every seven days for the Series M, Series T and Series F AMPS, and every 28 days in the case of Series TH AMPS, and each subsequent rate period will normally begin on the following business day.

    The first auction for Series M AMPS will be held on October 21, 2002, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods, auctions for Series M AMPS normally will be held every Monday, and each subsequent dividend period for Series M AMPS normally will begin on the following Tuesday.

    The first auction for Series T AMPS will be held on October 22, 2002, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods, auctions for Series T AMPS normally will be held every Tuesday, and each subsequent dividend period for Series T AMPS normally will begin on the following Wednesday.

    The first auction for Series F AMPS will be held on October 25, 2002, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods, auctions for Series F AMPS normally will be held every Friday, and each subsequent dividend period for Series F AMPS normally will begin on the following Monday.

    The first auction for Series TH AMPS will be held on November 14, 2002, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series TH AMPS normally will be held every 28 days, and each subsequent dividend period for Series TH AMPS normally will begin on the following business day.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A......  Owns 500 shares, wants to sell  Bid order of 4.1% rate for all all 500 shares if auction rate  500 Shares
                        is less than 4.1%
Current Holder B......  Owns 300 shares, wants to hold  Hold order -- will take the auction rate
Current Holder C......  Owns 200 shares, wants to sell  Bid order of 3.9% rate for all
                        all 200 shares                  200 shares if auction rate is
                                                        less than 3.9%
Potential Holder D....  Wants to buy 200 shares         Places order to buy at or
                                                        above 4.0%
Potential Holder E....  Wants to buy 300 shares         Places order to buy at or
                                                        above 3.9%
Potential Holder F....  Wants to buy 200 shares         Places order to buy at or
                                                        above 4.1%

    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF AMPS

    The underwriters are not required to make a market in the AMPS. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

    You may sell, transfer, or otherwise dispose of AMPS only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     to a Broker-Dealer; or

     to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

    Further description of the auction procedures can be found in the Articles Supplementary.

                          DESCRIPTION OF COMMON SHARES

    The Fund is authorized to issue 100,000,000 Common Shares, par value $.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange, redemption or cumulative voting rights. Holders of Common Shares are entitled to one vote per share. Whenever AMPS are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to AMPS would be at least 200% after giving effect to the distributions. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

    The Fund has provisions in its Charter and By-Laws ('By-Laws') that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and AMPS outstanding at the time, voting as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and AMPS outstanding at the time, voting as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and AMPS outstanding at the time, voting as a single class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the Common Shares and AMPS outstanding at the time, voting as a single class, other than votes held by an Interested

Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

        (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

    However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    These provisions are in addition to any special voting rights granted to the holders of the AMPS in the Charter. See 'Description of AMPS -- Voting Rights.' The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.

    Reference is made to the Charter and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages.

They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                          CONVERSION TO OPEN-END FUND

    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of AMPS -- Voting Rights' and 'Certain Provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all AMPS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                             U.S. FEDERAL TAXATION

    The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. FEDERAL INCOME TAX TREATMENT OF THE FUND

    The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company (a 'RIC') under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived from its business of investing in stock, securities or foreign currencies (the 'Income Requirement'); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the 'Distribution Requirement'). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (b) its shareholders would treat any such distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's current and accumulated earnings and profits.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and
(ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a Fund shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF AMPS

    Based in part on its lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the

AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below) and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code, although if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may qualify for the dividends received deduction. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

    Dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to stockholders as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their AMPS. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares, Series M, Series T, Series F and Series TH AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, Series M, Series T, Series F and Series TH AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

    Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES

    The sale or other disposition of AMPS generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of AMPS generally will recognize gain or loss in an amount equal to the difference between the amount received in exchange therefor and their respective bases in such AMPS. If the AMPS are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of AMPS by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

    Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 20% (or 18% for capital assets held for more than five years and whose holding periods begin after December 31,
2000). However, any loss realized upon a taxable disposition of AMPS held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of AMPS may be disallowed if other AMPS are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the AMPS acquired.

BACKUP WITHHOLDING

    The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a Series shareholder has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION

    Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in AMPS.

FURTHER INFORMATION

    The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITING

    The underwriters named below (the 'Underwriters'), acting through Merrill Lynch, Pierce, Fenner & Smith Incorporated, have severally agreed, subject to the terms and conditions of the purchase agreement with the Fund to purchase, and the Fund has agreed to sell, the number of AMPS set forth opposite their respective names below.

                                                                      NUMBER OF SHARES
                                                                      ----------------
            UNDERWRITER                                  SERIES M   SERIES T   SERIES F   SERIES TH
            -----------                                  --------   --------   --------   ---------
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated................................   1,440      1,440      1,440       1,440
UBS Warburg LLC........................................     600        600        600         600
A.G. Edwards & Sons, Inc. .............................     360        360        360         360
                                                          -----      -----      -----       -----
           Total.......................................   2,400      2,400      2,400       2,400
                                                          -----      -----      -----       -----
                                                          -----      -----      -----       -----

    The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to certain other conditions, including without limitation, the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any of the shares. The Fund and the Investment Manager have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make for any of those liabilities.

    The Fund has been advised by the Underwriters that they propose initially to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in the initial public offering on or before October 15, 2002.

    The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the Underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described above after they have ceased to be Underwriters.

    The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker dealers and receive fees as set forth under 'The Auction' and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, NY 10080.

    The settlement date for the purchase of the AMPS will be October 15, 2002, as agreed upon by the Underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                       CUSTODIAN, AUCTION AGENT, TRANSFER
                   AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    The Bank of New York, whose principal dealing and trading business is 100 Church Street, 8th Floor, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the AMPS. State Street Bank, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                                 LEGAL OPINIONS

    The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett, New York, New York, and certain other legal matters will be passed on for the Underwriters by Clifford Chance US LLP. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law. Simpson Thacher & Bartlett and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

                              INDEPENDENT AUDITORS

    The statement of assets and liabilities of the Fund at August 12, 2002 and the related statement of operations for the one day then ended have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their report given upon PricewaterhouseCoopers LLP's authority as experts in accounting and auditing. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, NY 10036.

                              FURTHER INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

    This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Fund and AMPS can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The Fund's SAI dated October 10, 2002 contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.cohenandsteers.com.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
General Information.........................................     3
Additional Information about Fund Investment Objectives and
  Policies..................................................     3
Investment Restrictions.....................................     4
Management of the Fund......................................     6
Compensation of Directors...................................     9
Investment Advisory and Other Services......................    10
Portfolio Transactions and Brokerage........................    12
Determination of Net Asset Value............................    13
Additional Information Concerning the Auctions for AMPS.....    14
S&P and Moody's Guidelines..................................    16
U.S. Federal Taxation.......................................    22
Performance Data and Index Returns..........................    27
Experts.....................................................    28
Report of Independent Accountants...........................    29
Financial Information.......................................    30
Appendix A: Ratings of Investments..........................   A-1
Appendix B: Articles Supplementary..........................   B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $240,000,000

                                 COHEN & STEERS
                        PREMIUM INCOME REALTY FUND, INC.

               TAXABLE AUCTION MARKET PREFERRED SHARES ('AMPS'sm'')

                             2,400 SHARES, SERIES M
                             2,400 SHARES, SERIES T
                             2,400 SHARES, SERIES F
                            2,400 SHARES, SERIES TH

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                 COHEN & STEERS
                           PREMIUM INCOME REALTY FUND

                              --------------------
                                   PROSPECTUS
                              --------------------

                              MERRILL LYNCH & CO.

                                  UBS WARBURG
                           A.G. EDWARDS & SONS, INC.

                                OCTOBER 10, 2002

'AMPS' is a registered service mark of Merrill Lynch & Co., Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 COHEN & STEERS
                           PREMIUM INCOME REALTY FUND

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                Taxable Auction Market Preferred Shares ('AMPS')
                             2,400 Shares, Series M
                             2,400 Shares, Series T
                             2,400 Shares, Series F
                            2,400 Shares, Series TH

                                October 10, 2002

    THIS STATEMENT OF ADDITIONAL INFORMATION ('SAI') OF COHEN & STEERS PREMIUM INCOME REALTY FUND, INC. (THE 'FUND') RELATING TO THIS OFFERING OF THE FUND'S TAXABLE AUCTION MARKET PREFERRED SHARES (THE 'AMPS') DOES NOT CONSTITUTE A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS RELATING TO THE AMPS DATED OCTOBER 10, 2002.

    THIS SAI DOES NOT INCLUDE ALL INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE PURCHASING AMPS IN THIS OFFERING, AND INVESTORS SHOULD OBTAIN AND READ THE PROSPECTUS PRIOR TO PURCHASING AMPS. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE ADDRESS OR CALLING THE PHONE NUMBER SHOWN ABOVE.

    CAPITALIZED TERMS USED IN THIS SAI HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS OR IN THE GLOSSARY OF THIS SAI.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information about Fund Investment Objectives and
  Policies..................................................    3
Investment Restrictions.....................................    4
Management of the Fund......................................    6
Compensation of Directors...................................    9
Investment Advisory and Other Services......................   10
Portfolio Transactions and Brokerage........................   12
Determination of Net Asset Value............................   13
Additional Information Concerning the Auctions for AMPS.....   14
S&P and Moody's Guidelines..................................   16
U.S. Federal Taxation.......................................   22
Performance Data and Index Returns..........................   27
Experts.....................................................   28
Report of Independent Accountants...........................   29
Financial Information.......................................   30
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Articles Supplementary..........................  B-1

                              GENERAL INFORMATION

    The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the '1940 Act'). Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the Fund's investment manager. The Fund's primary investment objective is high current income through investment in real estate securities and its secondary investment objective is capital appreciation. No assurance can be given that the Fund will achieve its investment objectives.

                          ADDITIONAL INFORMATION ABOUT
                    FUND INVESTMENT OBJECTIVES AND POLICIES

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

    It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ('REITs').

REAL ESTATE COMPANIES

    For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in real estate.

REAL ESTATE INVESTMENT TRUSTS

    A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs consist of securities issued by Equity REITs. At least 80% of our total assets will be invested in income producing equity securities issued by REITs.

PREFERRED STOCKS

    Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager invests approximately 75% of our total assets in common shares of real estate companies and approximately 25% in preferred shares of REITs. The actual percentage of common and preferred shares in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

LOWER-RATED SECURITIES

    Securities rated non-investment grade (lower than BBB by Standard & Poor's Rating Services ('S&P') or lower than baa by Moody's Investors Service Inc. ('Moody's')) are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in securities rated 'CCC' or higher by S&P, or rated 'caa' or higher by Moody's, or unrated securities of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We may invest no more than 25% of our assets in preferred stock and debt securities rated below investment grade and unrated securities of comparable quality. This is a fundamental investment policy. We will not invest in securities which are in default at the time of purchase.

ILLIQUID SECURITIES

    A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. Although substantially all of the equity securities of real estate companies in which we intend to invest are traded on a national securities exchange or in the over-the-counter market, there are no limitations on our ability to invest in illiquid securities.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as S&P or Moody's, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

        1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

        2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

        3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

        4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

        5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

        6. Purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's total assets would then be invested in such securities;

        7. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

        8. Invest in puts, calls, straddles, spreads or any combination thereof;

        9. Enter into short sales;

        10. Invest in the securities of a non-U.S. issuer;

        11. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        13. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

    The investment restrictions numbered 1 through 7 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. 'Majority of the outstanding voting securities' means the lesser of (1) 67% or more of the shares present at a meeting of stockholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 13 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, auction agent, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. As of October 1, 2002, the Directors and officers as a group beneficially owned directly or indirectly less than 1% of the outstanding shares of the Fund.

DIRECTORS AND OFFICERS

    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each director and officer is also a director or officer of Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies also advised by the Investment Manager, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies advised by the Investment Manager. The directors identified below as 'Interested Directors' are each an 'interested person' of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.

    The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
INTERESTED DIRECTORS
Robert H. Steers ........  Director, Chairman  Until Next   Chairman of               8        Since
757 Third Avenue           of the Board, and   Election of  Cohen & Steers                     Inception
New York, New York             Secretary       Directors    Capital
Age: 49                                                     Management,
                                                            Inc., the
                                                            Fund's
                                                            Investment
                                                            Manager.
Martin Cohen *, ** ......      Director,       Until Next   President of              8        Since
757 Third Avenue             President and     Election of  Cohen & Steers                     Inception
New York, New York             Treasurer       Directors    Capital
Age: 53                                                     Management,
                                                            Inc., the
                                                            Fund's
                                                            Investment
                                                            Manager.

DISINTERESTED DIRECTORS
Gregory C. Clark ........       Director       Until Next   Private                   8        Since
376 Mountain Laurel Drive                      Election of  Investor. Prior                    Inception
Aspen, Colorado                                Directors    thereto,
Age: 55                                                     President of
                                                            Wellspring
                                                            Management
                                                            Group
                                                            (investment
                                                            advisory firm).

                                                  (table continued on next page)

(table continued from previous page)

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Bonnie Cohen ** .........       Director       Until Next   Consultant. Prior        8         Since
1824 Phelps Place, N.W.                        Election of  thereto,                           Inception
Washington, D.C.                               Directors    Undersecretary of
Age: 59                                                     State, United
                                                            States Department
                                                            of State.
George Grossman .........       Director       Until Next   Attorney-at-law.         8         Since
17 Elm Place                                   Election of                                     Inception
Rye, New York                                  Directors
Age: 48
Richard J. Norman .......       Director       Until Next   Private Investor.        8         Since
7520 Hackamore Drive                           Election of  Prior thereto,                     Inception
Potomac, Maryland                              Directors    Investment
Age: 59                                                     Representative of
                                                            Morgan Stanley Dean
                                                            Witter.
Willard H. Smith Jr.* ...       Director       Until Next   Board member of          8         Since
7231 Encelia Drive                             Election of  Essex Property                     Inception
La Jolla, California                           Directors    Trust Inc.,
Age: 65                                                     Highwoods
                                                            Properties, Inc.,
                                                            and Realty Income
                                                            Corporation.
                                                            Managing Director
                                                            at Merrill Lynch &
                                                            Co., Equity Capital
                                                            Markets Division
                                                            from 1983 to 1995.

---------

 * These directors have been designated as preferred stock directors

** Martin Cohen and Bonnie Cohen are unrelated

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    ---------------------              ----          -------------------------------------------
Greg E. Brooks ...............  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                       Capital Management, Inc., the Fund's
New York, New York                                     Investment Manager, since 2002 and a Vice
Age: 36                                                President of the Fund's Investment
                                                       Manager since 2000. Prior thereto, he was
                                                       an investment analyst with another real
                                                       estate securities investment manager.

                                                  (table continued on next page)

(table continued from previous page)

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    ---------------------              ----          -------------------------------------------
Adam M. Derechin .............  Vice President and   Senior Vice President of Cohen & Steers
757 Third Avenue                Assistant Treasurer    Capital Management, Inc., the Fund's
New York, New York                                     Investment Manager, since 1998 and prior
Age: 38                                                to that Vice President of the Fund's
                                                       Investment Manager.
Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                       of Cohen & Steers Capital Management,
New York, New York                                     Inc., the Fund's Investment Manager,
Age: 39                                                since 1999. Prior to that, Associate
                                                       General Counsel, Neuberger Berman
                                                       Management, Inc. (money manager); and
                                                       Assistant General Counsel, The Dreyfus
                                                       Corporation (money manager).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is set forth below.

                                                                                    AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                              DOLLAR RANGE OF      SECURITIES IN THE
                                                            EQUITY SECURITIES IN     COHEN & STEERS
                                                               THE FUND AS OF      FUND COMPLEX AS OF
                                                              OCTOBER 1, 2002       OCTOBER 1, 2002
                                                              ---------------       ---------------
Robert H. Steers..........................................    over $100,000          over $100,000
Martin Cohen..............................................    over $100,000          over $100,000
Gregory C. Clark..........................................        none               over $100,000
Bonnie Cohen..............................................   $10,001-$50,000         over $100,000
George Grossman...........................................        none              $10,001-$50,000
Richard J. Norman.........................................        none               over $100,000
Willard H. Smith Jr.......................................   $10,001-$50,000       $50,001-$100,000

    Conflicts of Interest. No Director who is an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager.

    Willard H. Smith Jr., one of the Fund's directors who is not an 'interested person', as such term is defined in the 1940 Act, directly owns 73,458 common shares of Merrill Lynch & Co., a principal underwriter of the Fund. As of December 31, 2001, these shares were valued at $3,828,631 and represented less than .01% of the class of such shares.

BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has one standing committee of the Board, the Audit Committee, which is composed of all of the Directors who are not interested persons of the Fund, as defined in the 1940 Act. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process.

    Approval of Investment Management Agreement. The Board of Directors, including a majority of the Directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Disinterested Directors') has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Investment Management Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Disinterested Directors, at a meeting held on June 4, 2002. In determining to approve the Investment Management Agreement, the Directors reviewed the materials provided by the Investment Manager and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive Funds of a comparable size;
(2) the nature and quality of the services rendered by the Investment Manager;
(3) anticipated benefits derived by the Investment Manager from the relationship with the Fund; (4) the costs of providing services to the Fund; and (5) the anticipated profitability of the Fund to the Investment Manager. The Directors considered the fact that the Investment Manager agreed to waive a portion of its investment management fee in the amount of .25% of the Fund's average daily managed assets for the first 5 years of the Fund's operations, and then declining amounts in years 6 through 10. The Directors took note of the fact that the Fund's net investment management fee for the initial term of the contract was projected to compare favorably to the average investment management fee charged to competitive funds of a comparable size. The Directors also noted that the Investment Manager agreed to pay from its own resources an additional commission to the lead underwriter of the Fund's common stock offering at an annual rate of .10%of the Fund's managed assets for which the lead underwriter has agreed to provide certain after market support and informational services to the Fund on an ongoing basis. The Directors noted that the Investment Manager may also offer to pay certain other underwriters that reach a specified sales threshold an additional commission payable from the Investment Manager's own assets at an annual rate of .10% of the Fund's managed assets attributable to the common shares sold by such underwriters in this offering in consideration for certain informational services to be provided to the Fund on an ongoing basis. They also considered the fact that the Investment Manager agreed to pay all organizational expenses and offering costs, other than the sales load, that exceeded $.03 per share in connection with the Fund's common stock offering. The Directors then took into consideration the benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions.

                           COMPENSATION OF DIRECTORS

    The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2002 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2001. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $5,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation From Fund Complex Paid to Directors,' the compensation paid to each Director represents the six other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION      FROM FUND
                                                                FROM THE     COMPLEX PAID TO
                          DIRECTOR                                FUND          DIRECTORS
                          --------                                ----          ---------
Gregory C. Clark*, Director.................................     $7,500          $45,000
Bonnie Cohen*'D', Director..................................     $7,500          $11,250***
Martin Cohen**'D', Director and President...................     $    0          $     0
George Grossman*, Director..................................     $7,500          $45,000
Richard J. Norman, Director.................................     $7,500          $11,250***
Willard H. Smith Jr.*, Director.............................     $7,500          $45,000
Robert H. Steers**, Director and Chairman...................     $    0          $     0

---------

  * Member of the Audit Committee.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

  'D' Bonnie Cohen and Martin Cohen are unrelated.

 ** 'Interested person,' as defined in the 1940 Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

*** Ms. Cohen and Mr. Norman were elected as Directors of the fund complex on December 3, 2001.

PRINCIPAL STOCKHOLDERS

    To the knowledge of the Fund, as of October 1, 2002, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares and no AMPS.

    As of October 1, 2002, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., both of which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies. Cohen & Steers Realty Shares, Inc. is currently the largest registered investment company that invests primarily in real estate securities. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .80% of the average daily value of the managed assets (which equals the net asset value of the Common Shares including the liquidation preference on any AMPS, plus the principal amount on any borrowings) of the Fund.

    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, ..02% of the Fund's managed assets.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports, and SEC filings; and (iv) responding to shareholder inquiries.

    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets (including the liquidation value of AMPS) in the Fund at an annual rate equal to 0.30% of the first $200 million in assets, .020% of the next $200 million, and ..010% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at ..030%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.

    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    The Bank of New York, whose principal dealing and trading business is 100 Church Street, 8th Floor, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the AMPS. State Street Bank, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

    The Fund and the Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. The codes of ethics of the Fund and the Investment Manager, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Cohen & Steers employees with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE

    The Fund will determine the net asset value of its Common Shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the liquidation preference of the AMPS and dividends declared but unpaid), by the total number of Common Shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

            ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

GENERAL

    Securities Depository. The Depository Trust Company ('DTC') will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Fund's Directors, as described under 'Description of the AMPS -- Voting Rights' in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the AMPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

    The auction agent will act as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.

    The auction agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the auction agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The Auction-Secondary Market Trading and Transfers of the AMPS' in the prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

    The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS

    The auction agent after each auction for the AMPS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is
(i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

    The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

    The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                           S&P AND MOODY'S GUIDELINES

    The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the Prospectus.

    The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'Aaa' from S&P and Moody's, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the AMPS plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the AMPS on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody's have agreed that the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

    The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'Preferred Shares Basic Maintenance Amount'). S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

    The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

    As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated 'Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    Ratings are not recommendations to purchase, hold or sell AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P GUIDELINES

    Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

    The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of AMPS then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the AMPS will acquire certain rights. See 'Description of AMPS -- Asset Maintenance.' 'Business Day,' as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

    Under S&P guidelines, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
Minimum Number Of:
    Issuers(1)......................................     44        40        44        30
    Real Estate Industry/Property Sectors(2)........     10         8         7         7

Percent of Assets in:
    Largest Real Estate Industry/Property Sector....     17%       25%       30%       30%
    2nd Largest Real Estate Industry/Property
      Sector........................................     15%       20%       25%       25%
    3rd Largest Real Estate Industry/Property
      Sector........................................     12%       15%       15%       15%
    4th Largest Real Estate Industry/Property
      Sector........................................     12%       12%       12%       12%

S&P Discount Factor:
    common stock....................................    190%      208%      223%      231%
    preferred stock(3)..............................    157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

(2) As defined by the National Association of Real Estate Investment Trusts ('NAREIT').

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B - (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

    (b) Debt Securities:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
Bond Rating(1):
    A...............................................    116%      117%      119%      118%
    A-..............................................    117%      119%      120%      120%
    BBB+............................................    119%      121%      122%      122%
    BBB.............................................    121%      122%      124%      124%
    BBB -...........................................    122%      124%      126%      126%
    BB+.............................................    127%      130%      133%      132%
    BB..............................................    133%      137%      141%      139%
    BB -............................................    139%      144%      149%      147%
    B+..............................................    152%      159%      166%      164%
    B...............................................    163%      172%      182%      179%
    B -.............................................    176%      188%      202%      197%
    CCC+............................................    198%      212%      230%      224%
    CCC.............................................    236%      262%      295%      284%

---------

(1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating chart will apply.

S&P's Diversification Standard Levels 1 through 4 correspond to the portfolio's diversification and impact the level of asset coverage needed to qualify for a particular rating from S&P. The diversification of the Fund is measured by the number of issuers and REIT sub-sectors within the Fund's portfolio. A high number of issuers and sub-sectors corresponds to a more diversified Fund. The more diversified the Fund is, the lower the asset coverage needed to qualify for a particular S&P rating. The Fund must fall within Level 4, at a minimum, to qualify for the AAA rating and, accordingly, must have a minimum number of issuers and property sub-sectors in its portfolio.

    (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*.....................................  102%
Two-Year Treasury Notes.....................................  104%
Three-Year Treasury Notes...................................  108%
Five-Year Treasury Notes....................................  109%
10-Year Treasury Notes......................................  115%
30-Year Treasury Bonds......................................  126%

---------

* Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

    Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

    (d) Cash and Cash Equivalents.

    The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100%, and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

    (e) Money Market Funds.

    The S&P Discount Factor for shares of unrated Rule 2a-7 eligible money market funds affiliated with the Corporations used as 'sweep' vehicles will be 111%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No

S&P Discount Factor will be applied to cash or Rule 2a-7 eligible money market funds rated AAAm by S&P with effective next day maturities.

    Under current S&P guidelines, the following are considered to be S&P Eligible Assets:

        (a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

        (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA- or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS originally issued. The interest rate swap transaction will be marked-to-market daily;

        (c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

        (d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated
    A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

        (e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or Securities: (i) U.S. Government Securities; (ii) certificates of deposit of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment;
    (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest alone; (ii) Cash Equivalents referred to in clauses (ii) and (iii) above shall mature within 183 days of issuance; (iii) if either Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; and (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an 'r' subscript, any IOs or any POs (other than commercial paper with a maturity within 183 days of issuance).

MOODY'S GUIDELINES

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

    The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                              DISCOUNT FACTOR(1)(2)(3)
                                                              ------------------------
common stock of REITs.......................................            154%
preferred stock of REITs
    with Senior Implied Moody's (or S&P) rating:............            154%
    without Senior Implied Moody's (or S&P) rating:.........            208%
preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:............            208%
    without Senior Implied Moody's (or S&P) rating:.........            250%

---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/ Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    (b) Debt Securities of REITs and Other Real Estate Companies(1):

       MATURITY IN YEARS          AAA     AA     A     BAA     BA     B     NR(2)
       -----------------          ---     --     -     ---     --     -     -----
1...............................  109%   112%   115%   118%   119%   125%   250%
2...............................  115%   118%   122%   125%   127%   133%   250%
3...............................  120%   123%   127%   131%   133%   140%   250%
4...............................  126%   129%   133%   138%   140%   147%   250%
5...............................  132%   135%   139%   144%   146%   154%   250%
7...............................  139%   143%   147%   152%   156%   164%   250%
10..............................  145%   150%   155%   160%   164%   173%   250%
15..............................  150%   155%   160%   165%   170%   180%   250%
20..............................  150%   155%   160%   165%   170%   190%   250%
30..............................  150%   155%   160%   165%   170%   191%   250%

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) Unrated corporate debt securities, which are corporate debt securities rated below B by Moody's or rated by neither Moody's nor S&P, taken together with debt securities rated Ba1 and below by Moody's are limited to 10% of discounted Moody's Eligible Assets.

(3) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for debt securities rated Ba1 and below taken together with 'Unrated' securities, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
    (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                                                 U.S. TREASURY SECURITIES   U.S. TREASURY STRIPS
          REMAINING TERM TO MATURITY                 DISCOUNT FACTOR          DISCOUNT FACTOR
          --------------------------                 ---------------          ---------------
1 year or less.................................            107%                     107%
2 years or less (but longer than 1 year).......            113%                     114%
3 years or less (but longer than 2 year).......            118%                     120%
4 years or less (but longer than 3 year).......            123%                     127%
5 years or less (but longer than 4 year).......            128%                     133%
7 years or less (but longer than 5 year).......            135%                     145%
10 years or less (but longer than 7 year)......            141%                     159%
15 years or less (but longer than 10 year).....            146%                     184%
20 years or less (but longer than 15 year).....            154%                     211%
30 years or less (but longer than 20 year).....            154%                     236%

    (d) Short-Term Instruments and Cash.

    The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.

    Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:

        (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/ Property Sector Classifications ('Moody's Sector Classifications') and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and (ii) Unrated debt securities issued by an issuer which:
    (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and
    (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

        (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS originally issued. The interest rate swap transaction will be marked-to-market daily;

        (c) U.S. Treasury Securities and Treasury Strips (as defined by
    Moody's);

        (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria. In addition, Moody's rated 2a-7 money market funds are also eligible investments; and

        (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

    See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

    The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating.

                             U.S. FEDERAL TAXATION

    The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

TAXATION OF THE FUND

    The Fund intends to elect to be taxed as, and to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the 'Distribution Requirement'), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.

    In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to shareholders, and
(ii) under certain circumstances to partially redeem the AMPS in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the AMPS might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

    If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

    Dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to shareholders as ordinary income. Although such dividends generally will not qualify for the dividends received deduction available to corporations under
Section 243 of the Code, if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual shareholders at long-term capital gains rates regardless of the length of time the shareholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

    Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares, Series M, Series T, Series F and Series TH AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, Series M, Series T, Series F and Series TH AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

SALE OF SHARES

    A shareholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BACKUP WITHHOLDING

    If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to 'backup withholding,' the shareholder may be subject to a 'backup withholding' tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of AMPS. An individual's taxpayer identification number is generally his or her social security number. Corporate shareholders and other shareholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer's U.S. federal income tax liability if the appropriate information is provided to the IRS.

FOREIGN SHAREHOLDER

    U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.

    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'U.S. Federal Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions.

    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'U.S. Federal Taxation -- Backup Withholding' above. Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. federal withholding tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. federal income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

    Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                       PERFORMANCE DATA AND INDEX RETURNS

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)'pp'n = ERV

Where:    P  =    a hypothetical initial payment of $1,000
          T  =    average annual total return
          n  =    number of years
        ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
                  thereof), assuming reinvestment of all dividends and
                  distributions.

YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a - b
                                     -----
                              2[(cd + 1)'pp'6 - 1]

Where:    a  =    dividends and interest earned during the period,
          b  =    expenses accrued for the period (net of reimbursements),
          c  =    the average daily number of shares outstanding during the
                  period that were entitled to receive dividends, and
          d  =    the maximum offering price per share on the last day of the period.

    In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

                                    EXPERTS

    PricewaterhouseCoopers LLP have been appointed as independent accountants for the Fund. The statement of assets and liabilities and the statement of operations of the Fund as of August 12, 2002 included in this statement of additional information has been so included in reliance on the report of PricewaterhouseCoopers LLP, New York, New York, independent accountants, given the authority of the firm as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.:

    In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Cohen & Steers Premium Income Realty Fund, Inc. (the 'Fund') at August 12, 2002 and the results of its operations for the one day then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, New York
August 13, 2002

           COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
      STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 12, 2002

Assets:
    Cash....................................................  $100,275
    Deferred Offering Costs.................................   120,000
    Receivable from adviser.................................    15,000
                                                              --------
        Total Assets........................................   235,275
                                                              --------
Liabilities
    Accrued expenses........................................   120,000
    Payable for organization costs..........................    15,000
                                                              --------
        Total Liabilities...................................   135,000
                                                              --------
Net Assets applicable to 7,000 shares of $.001 par value
  common stock outstanding..................................  $100,275
                                                              --------
                                                              --------
Net asset value per Common Shares outstanding ($100,275
  divided by 7,000 Common shares outstanding)...............  $  14.33
                                                              --------
                                                              --------

                       STATEMENT OF OPERATIONS
                FOR THE ONE DAY ENDED AUGUST 12, 2002

INVESTMENT INCOME...........................................  $  --
Expenses:
    Organization costs......................................    15,000
    Expense reimbursement...................................   (15,000)
                                                              --------
        Total expenses......................................     --
                                                              --------
Net investment income.......................................  $  --
                                                              --------
                                                              --------

NOTES TO FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION

    Cohen & Steers Premium Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 11, 2002 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ('Shares') under the Securities Act of 1933, and the sale of 7,000 shares ('Initial Shares') for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). The proceeds of such Initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.

    Cohen & Steers Capital Management, Inc. has agreed to reimburse all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share.

NOTE 2: ACCOUNTING POLICIES

    The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT

    The Fund has entered into an Investment Management Agreement with the Adviser, under which the Adviser will provide general investment advisory and administrative services for the Fund. For providing these services, facilities and for bearing the related expenses, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.85% of the average daily managed assets. Managed asset value is the net asset value of the Common

Shares plus the liquidation preference of any Fund AMPS and the principal amount of any borrowings used for leverage.

    In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Adviser has contractually agreed with the Fund to waive a portion of its fees in the amount of .25% of average daily managed assets for the first 5 years of the Fund's operations, .20% of average daily managed assets in year 6, .15% of average daily managed assets in year 7, .10% of average daily managed assets in year 8, .05% of average daily managed assets in year 9. The Adviser will not reimburse the Fund for any portion of its fees beyond August 31, 2011.

           STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 1, 2002
                                  (UNAUDITED)

Assets:
Investments in securities, at value (Identified
  cost -- $467,264,917).....................................  $455,580,661
    Cash....................................................           162
    Dividends receivable....................................     3,258,223
    Other assets............................................         9,921
                                                              ------------
        Total Assets........................................   458,848,967
                                                              ------------
Liabilities:
    Payable for investment securities purchased.............    15,291,544
    Payable to investment adviser...........................         6,455
    Payable to administrator................................        12,988
    Other liabilities.......................................       812,032
                                                              ------------
        Total Liabilities...................................    16,123,019
                                                              ------------
Net Assets applicable to 31,557,000 shares of $0.001 par
  value common stock outstanding............................  $442,725,948
                                                              ------------
                                                              ------------
        Net Asset Value per Share:
            ($442,725,948/31,557,000 shares outstanding)....  $      14.03
                                                              ------------
                                                              ------------
Market Value per Share:.....................................  $      14.88
                                                              ------------
                                                              ------------
Market Price Premium/(Discount) to Net Asset Value per
  Share.....................................................           6.1%
                                                              ------------
                                                              ------------
Net Assets consist of:
    Paid-in capital.........................................  $451,107,525
    Accumulated undistributed net investment income.........     3,302,679
                                                              ------------
    Net unrealized depreciation on investments..............   (11,684,256)
                                                              ------------
                                                              $442,725,948
                                                              ------------
                                                              ------------
STATEMENT OF OPERATIONS FOR THE PERIOD AUGUST 30, 2002
  THROUGH OCTOBER 1, 2002 (UNAUDITED)
Investment Income:
    Dividend income.........................................  $  3,258,222
    Interest income.........................................       355,690
                                                              ------------
        Total Income........................................     3,613,912
                                                              ------------
Expenses:
    Investment advisory fees................................       296,420
    Miscellaneous...........................................         6,741
    Administration fees.....................................        20,891
    Transfer agent fees.....................................         1,277
    Professional fees.......................................        46,759
    Custodian fees and expenses.............................         6,414
    Reports to shareholders.................................        13,972
    Registration and filing fees............................         1,526
    Directors' fees and expenses............................         5,070
                                                              ------------
        Total Expenses......................................       399,070
                                                              ------------
    Reduction of Expenses...................................        87,837
                                                              ------------
        Net Expenses........................................       311,233
                                                              ------------
Net Investment Income.......................................     3,302,679
                                                              ------------
Net Realized and Unrealized (Loss) on Investments:
    Net realized gain on investments........................            --
    Net change in unrealized appreciation/(depreciation) on
      investments...........................................   (11,684,256)
                                                              ------------
        Net realized and unrealized (loss) on investments...   (11,684,256)
                                                              ------------
Net Decrease in Net Assets Resulting from Operations........  $ (8,381,577)
                                                              ------------
                                                              ------------

           See accompanying notes to unaudited financial information

                       STATEMENT OF CHANGES IN NET ASSETS
          FOR THE PERIOD FROM AUGUST 30, 2002 THROUGH OCTOBER 1, 2002
                                  (UNAUDITED)

                                                                  FOR THE PERIOD
                                                                  AUGUST 30, 2002
                                                              THROUGH OCTOBER 1, 2002
                                                                    (UNAUDITED)
                                                                    -----------
Changes in Net Assets:
From Operations:
    Net investment income...................................       $  3,302,679
    Net realized gain on investments........................                 --
    Net change in unrealized appreciation/depreciation on
      investments...........................................        (11,684,256)
                                                                   ------------
        Net decrease in net assets resulting from
          operations........................................         (8,381,577)
                                                                   ------------
Dividends and Distributions to Shareholders from (Note 1):
    Net investment income...................................                 --
    Tax return of capital...................................                 --
                                                                   ------------
        Total dividends and distributions to shareholders...                 --
                                                                   ------------
Capital Stock Transactions (Note 4)
    Increase/(decrease) in net assets from Fund share
      transactions..........................................        451,007,250
                                                                   ------------
        Total increase/(decrease) in net assets.............        442,625,673
Net Assets
    Beginning of the period.................................            100,275
                                                                   ------------
    End of the period.......................................       $442,725,948
                                                                   ------------
                                                                   ------------

           See accompanying notes to unaudited financial information

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                                                   FOR THE PERIOD
                                                                  AUGUST 30, 2002*
                                                              THROUGH OCTOBER 1, 2002
                                                              -----------------------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period....................           $14.37**
                                                                       ------
    Less: Offering costs charged to paid-in capital on
      common shares.........................................            (0.03)
         Dilutive effect of common share offering...........             0.01
                                                                       ------
         Total offering and organization costs..............            (0.02)
                                                                       ------
Income from investment operations:
    Net investment income...................................             0.11
    Net realized and unrealized gain/(loss) on
      investments...........................................            (0.39)
                                                                       ------
        Total from investment operations....................            (0.28)
                                                                       ------
Less dividends and distributions to shareholders from:
    Net investment income...................................             0.00
    Net realized gain on investments........................             0.00
    Tax return of capital...................................             0.00
                                                                       ------
        Total dividends and distributions to shareholders...             0.00
                                                                       ------
Net increase/(decrease) in net assets.......................            (0.30)
                                                                       ------
Net asset value, end of period..............................           $14.03
                                                                       ------
                                                                       ------
Per Share Market Value, End of Period.......................            14.88
                                                                       ------
Total Return on NAV.........................................            -2.10(1)
                                                                       ------
Total Investment Return on Market Value.....................            -0.80(1)
                                                                       ------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (In millions).....................           $442.7
                                                                       ------
                                                                       ------
Ratio of expenses to average daily net assets (before
  expense reduction)........................................            1.09%(2)
                                                                       ------
                                                                       ------
Ratio of expenses to average daily net assets (net of
  expense reduction)........................................            0.84%(2)(3)
                                                                       ------
                                                                       ------
Ratio of net investment income to average daily net assets
  (before expense reduction)................................            8.66%(2)
                                                                       ------
                                                                       ------
Ratio of net investment income to average daily net assets
  (net of expense reduction)................................            8.91%(2)(3)
                                                                       ------
                                                                       ------
Portfolio turnover rate (%).................................            0.00%(1)
                                                                       ------
                                                                       ------

---------

*  Commencement of operations.

** Prior to August 30, 2002 (Commencement of Operations), 7,000 shares were sold to Cohen & Steers Capital Management, Inc. (the 'Investment Manager') for $100,275.

(1) Not annualized.

(2) Annualized.

(3) The Investment Manager has agreed to waive a portion of its investment management fees in the amount of .25% of average daily managed assets for the first 5 years of the Fund's operations, .20% of average daily managed assets in year 6, .15% of average daily managed assets in year 7, .10% in year 8 and .05% of average daily managed assets in year 9.

           See accompanying notes to unaudited financial information

NOTES TO UNAUDITED FINANCIAL INFORMATION

1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Premium Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 11, 2002 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to August 30, 2002, the Fund had no operations except when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Investment Manager'). Investment operations commenced on August 30, 2002. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial information. The policies are in conformity with generally accepted accounting principles. The preparation of the financial information in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial information and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are expected to be declared and paid monthly. The first monthly dividend is expected to be declared approximately 45 days, and paid approximately
60-75 days, from the completion of the offering, depending on market conditions. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

    Organization & Offering Costs: All costs incurred in connection with organizing and establishing the Fund are being reimbursed by the Investment Manager. In addition, the Investment Manager has agreed to limit the offering costs (other than the sales load) to $.03 per share.

2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the investment manager to the Fund, pursuant to an Investment Management Agreement (the 'Management Agreement'). The Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund's investments in accordance with the stated polices of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund. For the services under the Management Agreement, the Fund pays the Investment Manager a monthly management fee, computed daily and payable monthly at an annual rate of ..80% of the Fund's average daily net assets (including the liquidation value of AMPS). For the period of August 30, 2002 (commencement of operations through October 1, 2002), the Fund incurred investment management fees including waivers of $296,420.

    Administration Fees: Pursuant to an administration agreement, the Investment Manager also performs certain administrative accounting functions for the Fund and receives a fee of .02% of the Fund's managed assets. For the period of August 30, 2002 (commencement of operations) through October 1, 2002, the Fund incurred $12,988 in administration fees.

    In addition, Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc., and Cohen & Steers Total Return Realty Fund, Inc. (the 'Funds') have entered into a sub-administration agreement with State Street Bank ('State Street') pursuant to which State Street performs administration functions for the Fund. The sub-administration fee paid by the Fund to State Street is computed on the basis of the net assets (including the liquidation value of AMPS) in the Fund at an annual rate equal to .030% of the first $200 million in assets, .020% of the next $200 million, and .010% of assets in excess of $400 million. The aggregate fee paid by the Funds is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Funds. The Fund is then responsible for its pro rate amount of the aggregate subadministration fee.

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Manager. None of the directors and officers so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $5,070 for the period of August 30, 2002 (commencement of operations) through October 1, 2002.

3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period of August 30, 2002 (commencement of operations) through October 1, 2002, totaled $400,788,299 and $0, respectively.

    At October 1, 2002, the cost and unrealized appreciation in value of the investments owned by the Fund are as follows:

Aggregated cost.............................................  $467,264,917
                                                              ------------
                                                              ------------
Gross unrealized appreciation...............................  $  1,223,509
Gross unrealized depreciation...............................  $(12,907,765)
                                                              ------------
Net unrealized depreciation.................................  $(11,684,256)

4. COMMON STOCK

    At October 1, 2002, the Fund has one class of common stock, par value $0.001 per share, of which 100,000,000 million shares are authorized and 31,557,000 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 7,000 shares.

    On August 30, 2002 the Fund completed the initial public offering of 28,500,000 shares of common stock. Proceeds paid to the Fund amounted to $407,407,500 after deduction of underwriting commissions and offering expenses of $20,092,500.

    On September 13, 2002, the Fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the Fund amounted to $28,590,000 after deduction of underwriting commissions and offering expenses of $1,410,000.

    On October 1, 2002, the Fund completed a subsequent offering of 1,050,000 shares of common stock. Proceeds paid to the Fund amounted to $15,009,750 after deduction of underwriting commissions and offering expenses of $740,250.

5. SUBSEQUENT EVENTS

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB', 'B', 'CCC', 'CC', and 'C' -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus ( - ) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

    Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

    These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

    'Aaa' -- An issue rated 'Aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    'aa' -- An issue rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    'a' -- An issue rated 'a' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    'baa' -- An issue rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

    'ba' -- An issue rated 'ba' is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    'b' -- An issue rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    'caa' -- An issue rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    'ca' -- An issue rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    'c' -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications 'aa' through 'b'. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

                             ARTICLES SUPPLEMENTARY

                COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
            Articles Supplementary Creating And Fixing The Rights of
                   Series M, Series T, Series F and Series TH
                    Taxable Auction Market Preferred Shares

    Cohen & Steers Premium Income Realty Fund, Inc., a Maryland corporation having its principal Maryland office in the City of Baltimore in the State of Maryland (the 'Corporation'), certifies to the State Department of Assessments and Taxation of Maryland that:

    First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of its Amended and Restated Articles of Incorporation (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the 'Charter'), and the Maryland General Corporation Law (the 'MGCL'), the Board of Directors has duly classified out of the Corporation's authorized and unissued common stock, and authorized the creation and issuance of 9,600 shares of the Corporation's Taxable Auction Market Preferred Shares (par value $.001 per share) (the 'AMPS') and has further classified 2,400 of such shares as 'Series M AMPS', liquidation preference $25,000 per share, 2,400 of such shares as 'Series T AMPS', liquidation preference $25,000 per share, 2,400 of such shares as 'Series F AMPS', liquidation preference $25,000 per share and 2,400 of such shares as 'Series TH AMPS', liquidation preference $25,000 per share (respectively the 'Series M AMPS', 'Series T AMPS', the 'Series F AMPS', and the 'Series TH AMPS', and each a 'Series' of Taxable Auction Market Preferred Shares, and, together, the 'AMPS').

    Second: Pursuant to Section 2-411 of the MGCL and authority granted by
Article III of the Corporation's Amended and Restated By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the 'Pricing Committee') and has authorized such Pricing Committee to fix the terms of the AMPS for each Series, as set forth herein.

    Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the AMPS are as follows:

                                  DESIGNATION

    Series M AMPS: A series of 2,400 AMPS, par value $0.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series M Auction Market Preferred Shares' ('Series M AMPS'). Each share of Series M AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series M AMPS shall constitute a separate series of AMPS of the Corporation.

    Series T AMPS: A series of 2,400 AMPS, par value $0.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series T Auction Market Preferred Shares' ('Series T AMPS'). Each share of Series T AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and
Part II of these Articles Supplementary. The Series T Preferred Shares shall constitute a separate series of AMPS of the Corporation.

    Series F AMPS: A series of 2,400 AMPS, par value $0.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series F Auction Market Preferred Shares' ('Series F AMPS'). Each share of Series F AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series F AMPS shall constitute a separate series of AMPS of the Corporation.

    Series TH AMPS: A series of 2,400 AMPS, par value $0.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series TH Auction Market Preferred Shares' ('Series TH AMPS'). Each share of Series TH AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series TH AMPS shall constitute a separate series of AMPS of the Corporation.

    Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation's unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary with respect to the additional shares.

    As used in Part I and Part II of the Articles Supplementary, capitalized terms shall have the meanings provided in Section 17 of Part I and Section 1 of
Part II of these Articles Supplementary.

                             PART I: TERMS OF AMPS

    1. Number of Shares; Ranking.

    (a) The initial number of authorized shares constituting the Series M AMPS is 2,400 shares, the initial number of authorized shares constituting the Series T AMPS is 2,400 shares, the initial number of authorized shares constituting the Series F AMPS is 2,400 shares and the initial number of authorized shares constituting the Series TH AMPS is 2,400 shares. No fractional shares of any Series shall be issued.

    (b) Shares of each Series which at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.

    (c) Shares of each Series shall rank on a parity with shares of any other series of preferred stock of the Corporation (including any other AMPS) as to the payment of dividends to which such shares are entitled.

    (d) No Holder of shares of any Series shall have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of any Series, Common

Shares of the Corporation or other securities of the Corporation which it may hereafter issue or sell.

    2. Dividends.

    (a) The Holders of shares of each Series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding shares of each Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

    (b) (i) Dividends shall be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph
(b)(ii) of this Section 2, on the shares of each Series, as follows:

        (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and

        (B) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.

    (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

    (iii) The Corporation shall pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for a Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of such Series on such Dividend Payment Date. The Corporation shall not be required to establish any reserves for the payment of dividends.

    (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.

    (v) Each dividend on each Series shall be paid on the Dividend Payment Date therefor to the Holders of that Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

    (c) (i) The dividend rate on Outstanding shares of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate as determined in the manner set forth under 'Designation' above. For each subsequent Dividend Period for each Series, the dividend rate shall be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any Series being the subject of Submitted Hold Orders and other than in an auction for a Special Dividend Period), then the dividend rate on the shares of that Series for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). If the Fund has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current rate period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the Subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.

    (ii) Subject to the cure provisions in Section 2(c)(iii) below, a 'Default Period' with respect to a particular Series will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a 'Dividend Default') or (B) the full amount of any redemption price (the 'Redemption Price') payable on the date fixed for redemption (the 'Redemption Date') (a 'Redemption Default') and together with a Dividend Default, hereinafter referred to as 'Default').

    Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

    (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

    (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for each Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

    (d) Any dividend payment made on shares of any Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to that Series.

    (e) For so long as the AMPS are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the AMPS as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the AMPS (except by conversion into or exchange for shares of the Corporation ranking junior to the AMPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation's preferred stock, including the AMPS or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including the AMPS required to be redeemed by any provision for mandatory redemption contained in
Section 3(a)(ii) of Part I of these Articles Supplementary.

    (f) For so long as the AMPS are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on any series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each Series through their most recent Dividend Payment Date. When dividends are not paid in full upon the AMPS through their most recent Dividend Payment Dates or upon any other series of stock ranking on a parity as to the payment of dividends with AMPS through their most recent respective Dividend Payment Dates, all dividends declared upon the AMPS and any other such series of stock ranking on a parity as to the payment of dividends with the AMPS shall be declared pro rata so that the amount of dividends declared per share on the AMPS and such other series of preferred stock ranking on a parity therewith shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other series of preferred stock ranking on a parity therewith bear to each other.

    3. Redemption.

    (a) (i) After the initial Dividend Period, subject to the provisions of this
Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of any Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ('Redemption Price'), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during a Dividend Period of more than one year, no shares of any Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Corporation shall not give a notice of or effect any redemption pursuant to this
Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date, (a) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of each Series by reason of the redemption of each Series on the Redemption Date and (b) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.

    (ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an 'Asset Coverage Cure Date'), the AMPS will be subject to mandatory redemption out of funds legally available therefor. The number of AMPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all AMPS then Outstanding will be redeemed) and (B) the maximum number of AMPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph
(a)(iii) of this Section 3.

    (iii) In determining the AMPS required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation shall allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the AMPS in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Corporation shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the 'Mandatory Redemption Date'), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of AMPS which would be required to be redeemed by the Corporation under clause (A) of subparagraph
(a)(ii) of this Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation shall redeem those AMPS, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to
Section 3(b) to record owners of AMPS to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of AMPS with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding AMPS are to be redeemed pursuant to this
Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of the AMPS held by such Holders, by lot or by such other method as the Corporation shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. 'Mandatory Redemption Price' means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

    (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation shall deliver a notice of redemption to the Auction Agent and Rating Agencies (the 'Notice of Redemption') containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of any Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of any Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of each Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

    (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the AMPS, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding AMPS and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.

    (d) Upon the deposit of funds sufficient to redeem shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of any Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of any Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of each Series so called for redemption may look only to the Corporation for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent shall notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

    (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of each Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of any Series and shall include those shares of any Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

    (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

    (g) So long as any shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

    (h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation shall have no voting rights. If fewer than all the Outstanding shares of any Series are redeemed or otherwise acquired by the Corporation, the Corporation shall give notice of such transaction to the auction agent, in accordance with the procedures agreed upon by the Board of Directors.

    (i) In the case of any redemption pursuant to this Section 3, only whole shares of each Series shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

    (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of AMPS, series of preferred stock ranking on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding AMPS) are deposited with the Paying Agent in accordance with
Section 3(d) of Part I of these Articles Supplementary, Notice of Redemption as contemplated by Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding AMPS or (B) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.

    4. Designation of Dividend Period.

    (a) The initial Dividend Period for each Series shall be as determined in the manner set forth under 'Designation' above. The Corporation will designate the duration of subsequent Dividend

Periods of each Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Corporation shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, (v) in the case of the designation of a Special Dividend Period, the Broker-Dealers shall have notified the Corporation in writing that it believes the Auction for the Special Dividend Period will be successful, and
(vi) each Rating Agency shall have confirmed in writing to the Corporation that such designation shall not adversely affect their respective then-current ratings of the AMPS.

    (b) If the Corporation proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and
(ii) communicated by the Corporation by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Corporation proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Applicable Rate for such Special Dividend Period and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Corporation shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

        (i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

        (ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Dividend Period.

    If the Corporation fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Corporation shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

    5. Restrictions on Transfer. Shares of each Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of any Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of each Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

    6. Voting Rights.

    (a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of any Series shall be entitled to one vote for each share of any Series held on each matter on which the Holders of the AMPS are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including each Series, and holders of shares of Common Shares shall vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including each Series, represented in person or by proxy at a meeting for the election of directors, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including each Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including each Series, voting together as a single class, shall be entitled to elect the balance of the directors.

    (b) If at any time dividends on the AMPS shall be unpaid in an amount equal to two full years' dividends on the AMPS (a 'Voting Period'), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, shall (together with the two directors elected by the holders of preferred stock, including each Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including each Series, shall be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that shall constitute a majority of the total number of directors of the Corporation so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 shall continue unless and until all dividends in arrears on each Series shall have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph
(b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including each Series, upon the further occurrence of any of the events described in this paragraph (b) of
Section 6.

    (c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including each Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including each Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the AMPS, present in person or by proxy shall have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

    (d) For purposes of determining any rights of the holders of the shares of preferred stock, including each Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including each Series, is required, no holder of shares of preferred stock, including each Series, shall be entitled to vote and no share of preferred stock, including each Series, shall be deemed to be 'outstanding' for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of AMPS in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3(b) of Part I of these Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.

    (e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the AMPS and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this
Section 6 shall continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.

    (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the AMPS and holders of shares of other preferred stock pursuant to paragraph (b) of this
Section 6 shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this
Section 6.

    (g) Unless otherwise required by law or in the Corporation's Charter, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the AMPS of the Corporation or fails to redeem any AMPS which it is required to redeem, or any other event occurs which requires the mandatory redemption of AMPS and the required Notice of Redemption has not been given, other than the rights set forth in paragraph
(a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of AMPS shall be the right to vote for directors pursuant to the provisions of paragraph (b) of this Section 6. In no event shall the Holders of AMPS have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

    (h) For so long as any shares of preferred stock, including each Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Corporation's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation's investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

    (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including each Series, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

    (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Corporation's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series;
(ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    (k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including each Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

    In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including each Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

    7. Liquidation Rights.

    (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including each Series, shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment shall be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the 'Liquidation Preference'), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Directors, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. Each Series shall rank on a parity with shares of any other series of preferred stock of the Corporation (including each Series) as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

    (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including each Series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding shares of preferred stock, including each Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including each Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.

    (c) Neither the consolidation nor merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

    (d) After the payment to Holders of AMPS of the full preferential amounts provided for in this Section 7, the Holders of the AMPS as such shall have no right or claim to any of the remaining assets of the Corporation.

    (e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of AMPS, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.

    (f) Subject to the rights of the holders of shares of other preferred stock or after payment shall have been made in full to the Holders of AMPS as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

    8. Auction Agent. For so long as any AMPS are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time shall the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of any Series are Outstanding, the Corporation will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

    9. 1940 Act Preferred Shares Asset Coverage. The Corporation shall maintain, as of the last Business Day of each month in which any AMPS are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that
Section 3(a)(ii) shall be the sole remedy in the event the Corporation fails to do so.

    10. Preferred Shares Basic Maintenance Amount. So long as any AMPS are Outstanding and any Rating Agency so requires, the Corporation shall maintain, as of each Valuation Date, Moody's Eligible Assets and S&P Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) shall be the sole remedy in the event the Corporation fails to do so.

    11. Certain Other Restrictions. So long as any AMPS are Outstanding and S&P, Moody's or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from S&P (if S&P is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the AMPS, engage in any one or more of the following transactions:

        (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

        (b) except in connection with a refinancing of the AMPS, issue additional shares of any series of preferred stock, including any Series or reissue any shares of preferred stock, including any Series previously purchased or redeemed by the Corporation;

        (c) engage in any short sales of securities;

        (d) lend portfolio securities;

        (e) merge or consolidate into or with any other fund; or

        (f) for purposes of valuation of Moody's Eligible Assets: (A) if the Corporation writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the AMPS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Corporation buys have no value. For so long as the AMPS are rated by Moody's: (A) the Corporation will not engage in options transactions for leveraging or speculative purposes; (B) the Corporation will not write or sell any anticipatory contracts pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount;
    (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Corporation shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the AMPS); (G) where delivery may be made to the Corporation with any of a class of securities, the Corporation shall assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Corporation will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Corporation's options transactions by the Corporation's independent auditors to confirm that the Corporation is in compliance with these standards.

        (g) For so long as any AMPS are rated by S&P, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the AMPS by S&P.

        (h) Engage in interest rate swaps, caps and floors, except that the Corporation may, without obtaining the written consent described above, engage in swaps, caps and floors if:

    (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A or A-1 or better by S&P and Aaa3 or better by Moody's; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is 'in the money' is valued at 95% of the accrued net excess of the Corporation's entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of S&P Eligible Assets (if S&P is then rating the AMPS) and the Discounted Value of the Moody's Eligible Assets (if Moody's is then rating the AMPS); (iv) for swaps, that have a negative mark to market value, 100% of any accrued net excess of the Corporation's obligations under such instrument over its entitlements under such instrument, which excess is included is indebtedness which is senior to the AMPS for the purposes of calculating the Preferred Shares Basic Maintenance Amount; (v) the swap, cap or floor will be terminated if the Corporation fails to maintain S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the AMPS) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the
    AMPS) on any two consecutive Valuation Dates; and (vi) the Corporation provides S&P (if S&P is then rating the AMPS) and Moody's (if Moody's is then rating the AMPS) subsequent notice of entering into the swap, cap or floor.

        (i) Change the pricing service referred to in the definition of Market Value.

        (j) Enter into reverse repurchase agreements.

    12. Compliance Procedures for Asset Maintenance Tests. For so long as any AMPS are Outstanding and any Rating Agency so requires:

        (a) As of each Valuation Date, the Corporation shall determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date,
    (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date,
    (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

        (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing AMPS outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

        (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Asset Coverage Tests shall be determined with reference to those AMPS which are deemed to be Outstanding hereunder.

        (d) In the case of the asset coverage requirements for Moody's and S&P, the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor.

        (e) The Corporation shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a 'Preferred Shares Basic Maintenance Certificate') as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or AMPS are redeemed and (F) any day the S&P Eligible Assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

        (f) The Corporation shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a '1940 Act Preferred Shares Asset Coverage Certificate') (i) as of the Date of Original Issue, and (ii) as of
    (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.

        (g) Within ten Business Days of the Date of Original Issue, the Corporation shall deliver to the Auction Agent and each Rating Agency a letter prepared by the Corporation's independent auditors (an 'Auditor's Certificate') regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within fifteen Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Corporation, the Corporation will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation in a Preferred Shares Basic Maintenance Certificate with respect to a date randomly selected by the Corporation's independent auditors during such fiscal quarter. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation's independent auditors will be conclusive and binding on the Corporation.

        (h) The Auditor's Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor's review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

        (i) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

        (j) The Corporation agrees to provide S&P and Moody's with no less than 30 days' notification of: (i) any material changes to the Corporation's organizational documents and material contracts, (ii) any redemptions, or
    (iii) any failed auctions.

    13. Notice. All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders' meetings.

    14. Waiver. To the extent permitted by Maryland Law, Holders of at least two-thirds of the Outstanding AMPS, acting collectively, or each Series, acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

    15. Termination. In the event that no AMPS are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Corporation under these Articles Supplementary shall terminate.

    16. Amendment. Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.

    17. Definitions. As used in Part I and Part II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        '`AA' Composite Commercial Paper Rate' on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in clause (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of financial issuers whose corporate bonds are rated 'AA' by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the 'AA' Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent as agreed to by Merrill Lynch & Co. For purposes of this definition, (A) 'Commercial Paper Dealers' shall mean
    (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) 'interest equivalent' of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

        'Affiliate' means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

        'Agent Member' means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

        'All Hold Rate' means the 7-day 'AA' Composite Commercial Paper Rate in the case of the Series M, Series T and Series F AMPS, and the 30-day 'AA' Composite Commercial Paper Rate in the case of the Series TH AMPS.

        'AMPS' has the meaning set forth in paragraph FIRST of Part I of these Articles Supplementary.

        'Applicable Rate' means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of a Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate corresponding to that Series.

        'Approved Price' means the 'fair value' as determined by the Corporation in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Corporation receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

        'Asset Coverage Cure Date' has the meaning set forth in
    Section 3(a)(ii) of these Articles Supplementary.

        'Auction' means each periodic operation of the Auction Procedures.

        'Auction Agent' means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate.

        'Auction Date' means the first Business Day next preceding the first day of a Dividend Period for each Series.

        'Auction Procedures' means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.

        'Auditor's Certificate' has the meaning set forth in Section 12(f) of
    Part I of these Articles Supplementary.

        'Beneficial Owner,' with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

        'Bid' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Bidder' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate shall be permitted to be Bidder in an Auction.

        'Board of Directors' or 'Board' means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.

        'Broker-Dealer' means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

        'Broker-Dealer Agreement' means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

        'Business Day' means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

        'Charter' has the meaning set forth in the preamble to these Articles Supplementary.

        'Code' means the Internal Revenue Code of 1986, as amended.

        'Commission' means the Securities and Exchange Commission.

        'Common Shares' means the shares of the Corporation's Common Stock, par value $.001 per share.

        'Corporation' has the meaning set forth in the preamble to these Articles Supplementary.

        'Date of Original Issue' means the date on which a Series is originally issued by the Corporation.

        'Default' has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

        'Default Period' has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of these Articles Supplementary.

        'Default Rate' has the meaning set forth in Sections 2(c)(iii) of
    Part I of these Articles Supplementary.

        'Deposit Securities' means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered 'Deposit Securities' only if they also are rated at least P-1 by Moody's.

        'Discount Factor' means the S&P Discount Factor (if S&P is then rating the AMPS), the Moody's Discount Factor (if Moody's is then rating the AMPS) or the discount factor established by any Other Rating Agency which is then rating the AMPS and which so requires, whichever is applicable.

        'Discounted Value' means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

        'Dividend Default' has the meaning set forth in Section 2(c)(iii) of
    Part I of these Articles Supplementary.

        'Dividend Payment Date' with respect to the AMPS means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

        'Dividend Period' means, with respect to each Series, the initial period determined in the manner set forth under 'Designation' above, and thereafter, as to such Series, the period commencing on the Business Day following each Dividend Period for such Series and ending on the calendar day immediately preceding the next Dividend Payment Date for such Series.

        'Eligible Assets' means Moody's Eligible Assets (if Moody's is then rating the AMPS), S&P Eligible Assets (if S&P is then rating the AMPS), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

        'Existing Holder' has the meaning set forth in Section 1(d) of Part II of these Articles Supplementary.

        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Holder' means, with respect to the AMPS, the registered holder of shares of each Series as the same appears on the stock ledger or stock records of the Corporation.

        'Investment Manager' means Cohen & Steers Capital Management, Inc.

        'Liquidation Preference' means $25,000 per Preferred Share.

        'Mandatory Redemption Date' has meaning set forth in Section 3(a)(iv) of
    Part I of these Articles Supplementary.

        'Mandatory Redemption Price' has the meaning set forth in
    Section 3(a)(iv) of Part I of these Articles Supplementary.

        'Market Value' means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or
    (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

        'Maximum Rate' means, on any date on which the Applicable Rate is determined, the applicable percentage of the 'AA' Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the AMPS by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount.

   MOODY'S                  S&P                APPLICABLE
CREDIT RATING          CREDIT RATING           PERCENTAGE
-------------          -------------           ----------
Aa3 or Above          AA- or Above                150%
A3 or A1              A- to A+                    200%
Baa3 to Baa1          BBB- to BBB+                225%
Below Baa3            Below BBB-                  275%

        'Moody's' means Moody's Investors Service, Inc. and its successors at law.

        'Moody's Discount Factor' means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                          DISCOUNT FACTOR(1)(2)(3)
                                                          ------------------------
common stock of REITs                                               154%
preferred stock of REITs
    with Senior Implied Moody's (or S&P) rating:                    154%
    without Senior Implied Moody's (or S&P) rating:                 208%
preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:                    208%
    without Senior Implied Moody's (or S&P) rating:                 250%

---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    (b) Debt Securities of REITs and Other Real Estate Companies(1):

MATURITY
IN YEARS    AAA     AA     A     BAA     BA     B     NR(2)
--------    ---     --     -     ---     --     -     -----
    1       109%   112%   115%   118%   119%   125%   250%
    2       115%   118%   122%   125%   127%   133%   250%
    3       120%   123%   127%   131%   133%   140%   250%
    4       126%   129%   133%   138%   140%   147%   250%
    5       132%   135%   139%   144%   146%   154%   250%
    7       139%   143%   147%   152%   156%   164%   250%
   10       145%   150%   155%   160%   164%   173%   250%
   15       150%   155%   160%   165%   170%   180%   250%
   20       150%   155%   160%   165%   170%   190%   250%
   30       150%   155%   160%   165%   170%   191%   250%

---------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unrated corporate debt securities, which are corporate debt securities rated below B by Moody's or rated by neither Moody's nor S&P, taken together with debt securities rated Ba1 and below by Moody's are limited to 10% of discounted Moody's Eligible Assets.

(3) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for debt securities rated Ba1 and below taken together with 'Unrated' securities, no more than 10% of the original amount of such issue may constitute Moody's Eliglble Assets;
    (D) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Corporation's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities are not subject to extended settlement.

    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):

                                                 U.S. TREASURY SECURITIES   U.S. TREASURY STRIPS
REMAINING TERM TO MATURITY                           DISCOUNT FACTOR          DISCOUNT FACTOR
--------------------------                           ---------------          ---------------
1 year or less                                             107%                     107%
2 years or less (but longer than 1 year)                   113%                     114%
3 years or less (but longer than 2 year)                   118%                     120%
4 years or less (but longer than 3 year)                   123%                     127%
5 years or less (but longer than 4 year)                   128%                     133%
7 years or less (but longer than 5 year)                   135%                     145%
10 years or less (but longer than 7 year)                  141%                     159%
15 years or less (but longer than 10 year)                 146%                     184%
20 years or less (but longer than 15 year)                 154%                     211%
30 years or less (but longer than 20 year)                 154%                     236%

    (d) Short-Term Instruments and Cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date,
(ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and
(iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP- 1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%

        'Moody's Eligible Assets' means the following:

           (a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/ Property Sector Classifications ('Moody's Sector Classifications') listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

           (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS originally issued. The interest rate swap transaction will be marked-to-market daily;

           (c) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

           (d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or
       (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria. In addition, Moody's rated 2a-7 money market funds are also eligible investments; and

           (e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

        'Moody's Real Estate Industry/ Property Sector Classification' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, 'NAREIT'):

           1. Office

           2. Industrial

           3. Mixed

           4. Shopping Centers

           5. Regional Malls

           6. Free Standing

           7. Apartments

           8. Manufactured Homes

           9. Diversified

           10. Lodging/Resorts

           11. Health Care

           12. Home Financing

           13. Commercial Financing

           14. Self Storage

        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

        '1933 Act' means the Securities Act of 1933, as amended.

        '1940 Act' means the Investment Company Act of 1940, as amended.

        '1940 Act Preferred Shares Asset Coverage' means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

        '1940 Act Preferred Shares Asset Coverage Certificate' means the certificate required to be delivered by the Corporation pursuant to
    Section 12(e) of these Articles Supplementary.

        'Notice of Redemption' means any notice with respect to the redemption of AMPS pursuant to Section 3 of Part I of these Articles Supplementary.

        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Other Rating Agency' means any rating agency other than S&P or Moody's then providing a rating for the AMPS pursuant to the request of the Corporation.

        'Other Rating Agency Eligible Assets' means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Corporation's assets in connection with such Other Rating Agency's rating of the AMPS.

        'Other Real Estate Companies' companies which generally derive at least 50% of their revenue from real estate or has at least 50% of its assets in real estate, but not including REITs.

        'Outstanding' means, as of any date, AMPS theretofore issued by the Corporation except, without duplication, (i) any AMPS theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any AMPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any AMPS as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any AMPS as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, AMPS held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

        'Paying Agent' means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.

        'Person' or 'Person' means and includes an individual, a partnership, the corporation, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        'Potential Beneficial Owner or Holder' has the meaning set forth in
    Section 1 of Part II of these Articles Supplementary.

        'Preferred Shares Basic Maintenance Amount' means as of any Valuation Date as the dollar amount equal to the sum of:

           (i)(A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the AMPS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective

       Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (and the respective dividend payment rate for any other series of preferred shares); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date;
       (E) the amount of any indebtedness or obligations of the Corporation senior in right of payment to the AMPS; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) less

           (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, and short term securities that are the direct obligations of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) becomes payable, otherwise the S&P Discounted Value) of any of the Trust's assets irrevocably deposited by the Corporation for the payment of any of (i)(A) through (i)(F).

        'Preferred Shares Basic Maintenance Amount Test' means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

        'Preferred Shares Basic Maintenance Certificate' has the meaning set forth in Section 12(d) of Part I of these Articles Supplementary.

        'Pricing Service' means any of the following:

          Bloomberg
           Bridge Global Pricing
           Chanin Capital Partners
           Data Resources Inc. (a McGraw-Hill company)
           FT Interactive Data
           JP Morgan Pricing Services
           Loan Pricing Corporation (owned by Reuters)
           Meenan, Mcdevitt & Co., Inc
           Reuters
           Securities Evaluation Services
           Standard & Poor's Evaluation Services
           Thomson Financial Securities Management
           Telerate
           Trepp Pricing Service
           Van Kampen Merritt Investment Advisory Corp Pricing Service CIBC World Markets

        'Rating Agency' means Moody's and S&P as long as such rating agency is then rating the AMPS.

        'Redemption Date' has the meaning set forth in Section 2(c)(ii) of
    Part II of these Articles Supplementary.

        'Redemption Default' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.

        'Redemption Price' has the meaning set forth in Section 3(a)(i) of
    Part I of these Articles Supplementary.

        'Reference Rate' means, with respect to the determination of the Default Rate, the applicable 'AA' Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

        'Registrar' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.

        'REIT' or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

        'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

        'S&P Discount Factor' means, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows. The S&P Discount Factor for any S&P Eligible Asset other than the securities set forth below will be the percentage provided in writing by S&P:

    (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                            DIVERSIFICATION STANDARD
                                                      -------------------------------------
                                                      LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
                                                      -------   -------   -------   -------
MINIMUM NUMBER OF:
Issuers(1)                                               44        40        44        30
Real Estate Industry/Property Sectors(2)                 10         8         7         7

PERCENT OF ASSETS IN:
Largest Real Estate Industry/Property Sector            17%       25%       30%       30%
2nd Largest Real Estate Industry/Property Sector        15%       20%       25%       25%
3rd Largest Real Estate Industry/Property Sector        12%       15%       15%       15%
4th Largest Real Estate Industry/Property Sector        12%       12%       12%       12%

S&P DISCOUNT FACTOR:
common stock                                           190%      208%      223%      231%
preferred stock(3)                                     157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

(2) As defined by NAREIT.

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

    (b) Debt Securities:

                                                    DIVERSIFICATION STANDARD
                                              -------------------------------------
BOND RATING(1)                                LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
--------------                                -------   -------   -------   -------
A                                              116%      117%      119%      118%
A-                                             117%      119%      120%      120%
BBB+                                           119%      121%      122%      122%
BBB                                            121%      122%      124%      124%
BBB-                                           122%      124%      126%      126%
BB+                                            127%      130%      133%      132%
BB                                             133%      137%      141%      139%
BB-                                            139%      144%      149%      147%
B+                                             152%      159%      166%      164%
B                                              163%      172%      182%      179%
B-                                             176%      188%      202%      197%
CCC+                                           198%      212%      230%      224%
CCC                                            236%      262%      295%      284%

---------

(1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating Chart will apply.

    (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*                                       102%
Two-Year Treasury Notes                                       104%
Three-Year Treasury Notes                                     108%
Five-Year Treasury Notes                                      109%
10-Year Treasury Notes                                        115%
30-Year Treasury Bonds                                        126%

---------

        * Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

   Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

    (d) Cash and Cash Equivalents: The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100% and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

    (e) the S&P Discount Factor for shares of unrated Rule 2a-7 eligible money market funds affiliated with the Corporation used as 'sweep' vehicles will be 111%. Money market funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to cash or Rule 2a-7 eligible money market funds rated AAAm by S&P with effective next day maturities.

        'S&P Eligible Assets' means the following:

           (a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

           (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA - or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS originally issued. The interest rate swap transaction will be marked-to-market daily;

           (c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

           (d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

           (e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency, and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or securities: (i) U.S. Government Securities;
       (ii) certificates of deposits of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/ or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment;
       (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest alone; (ii) Cash Equivalents referred to in clauses
       (ii) and (iii) above shall mature within 183 days of issuance;
       (iii) either Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; and (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an 'r' subscript, and IOs or any POs (other than commercial paper with a maturity within 183 days of issuance); and (vii) shares of a Rule 2a-7 eligible money market fund affiliated with the Corporation and used as a 'survey account.'

        'S&P OC Test Rating Chart' means the chart set forth below:

MOODY'S RATING          MAPPED S&P RATING
--------------          -----------------
Aaa                         AA+
Aa1                         AA
Aa2                         AA-
Aa3                         A+
A1                          A
A2                          A-
A3                          BBB+
Baa1                        BBB
Baa2                        BBB-
Baa3                        BB+
Ba1                         BB-
Ba2                         B+
Ba3                         B
B1                          B-
B2                          CCC+
B3                          CCC
Caa                         CCC-
NR or below Caa             NR

        'S&P Real Estate Industry/Property Sector Classification' means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

           1. Office

           2. Industrial

           3. Mixed

           4. Shopping Centers

           5. Regional Malls

           6. Free Standing

           7. Apartments

           8. Manufactured Homes

           9. Diversified

           10. Lodging/Resorts

           11. Health Care

           12. Home Financing

           13. Commercial Financing

           14. Self Storage

        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

        'Securities Depository' means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

        'Sell Order' has the meaning set forth in Section 2(b) of Part II of these Articles Supplementary.

        'Short-Term Money Market Instrument' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

           (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

           (iii) overnight funds;

           (iv) U.S. Government Securities; and

           (v) Rule 2a-7 eligible money market funds.

        'Special Dividend Period' means a Dividend Period that is not a Standard Dividend Period.

        'Specific Redemption Provisions' means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a 'Non-Call Period') determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation and (ii) a period (a 'Premium Call Period'), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Corporation's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

        'Standard Dividend Period' means a Dividend Period of seven days in the case of Series M, Series T and Series F AMPS unless the day after such 7th day is not a Business Day, then the number of days ending on the calendar day next preceding the next Business Day (such Business Day, being the Dividend Payment Date for the applicable Series), or 28 days in the case of the Series TH AMPS, unless the day after such 28th day is not a Business Day, then the number of days ending on the calendar day next preceding the next Business Day.

        'Submission Deadline' means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        'Transfer Agent' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.

        'Treasury Index Rate' means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities selected by the Corporation.

        'U.S. Government Securities' means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

        'Valuation Date' means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

        'Voting Period' has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.

        'Winning Bid Rate' has the meaning set forth in Section 4(a)(iii) of
    Part II of these Articles Supplementary.

    18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES

    1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary shall have the respective meanings specified in Part I of these Articles Supplementary.

        'Agent Member' means a member of or participant in the Securities Depository that will act on behalf of existing or potential holders of AMPS.

        'Available AMPS' has the meaning set forth in Section 4(a)(i) of
    Part II of these Articles Supplementary.

        'Existing Holder' means (a) a person who beneficially owns those AMPS listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those AMPS which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Master Purchaser's Letter' means the letter which is required to be executed by each prospective purchaser of AMPS or the Broker-Dealer through whom the shares will be held.

        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

        'Potential Holder,' means (a) any Existing Holder who may be interested in acquiring additional AMPS or (b) any other person who may be interested in acquiring AMPS and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

        'Sell Order' has the meaning set forth in Section 2(b) of Part II of these Articles Supplementary.

        'Submitted Bid Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Hold Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Order' has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

        'Submitted Sell Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Sufficient Clearing Orders' means that all AMPS are the subject of Submitted Hold Orders or that the number of AMPS that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of AMPS that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and
    (B) the number of AMPS that are subject to Submitted Sell Orders.

        'Winning Bid Rate' means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of AMPS which, when added to the number of AMPS to be purchased by the Potential Holders described in clause
    (B) above and the number of AMPS subject to Submitted Hold Orders, would be equal to the number of AMPS.

    2. Orders.

    (a) On or prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

        (i) each Beneficial Owner of shares of such Series may submit to its Broker-Dealer by telephone or otherwise information as to:

           (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

           (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

           (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

        (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an 'Order' and collectively as 'Orders' and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a 'Bidder' and collectively as 'Bidders'; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a 'Hold Order' and collectively as 'Hold Orders'; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a 'Bid' and collectively as 'Bids'; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a 'Sell Order' and collectively as 'Sell Orders.'

    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

        (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

        (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

        (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

    (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

        (A) the number of Outstanding shares of such series specified in such Sell Order; or

        (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

    (iii) A Bid by a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

        (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

    (c) No Order for any number of AMPS other than whole shares shall be valid.

    3. Submission of Orders by Broker-Dealers to Auction Agent.

    (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

        (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

        (ii) the aggregate number of shares of such series that are the subject of such Order;

        (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

           (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

           (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

           (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

        (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

    (c) If an Order or Orders covering all of the Outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

        (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

        (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

        (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

        (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

        (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

        (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

    (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

    (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

    4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

    (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a 'Submitted Hold Order,' a 'Submitted Bid' or a 'Submitted Sell Order,' as the case may be, or as a 'Submitted Order' and collectively as 'Submitted Hold Orders,' 'Submitted Bids' or 'Submitted Sell Orders,' as the case may be, or as 'Submitted Orders') and shall determine for such series:

        (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the 'Available AMPS' of such series);

        (ii) from the Submitted Orders for shares of such series whether:

           (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series; exceeds or is equal to the sum of

           (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

           (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as 'Sufficient Clearing Bids' for shares of such series); and

        (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the 'Winning Bid Rate' for shares of such series) which if:

           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Corporation of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

        (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

        (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

        (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

    5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
    Section 5, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

           (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

           (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

           (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ('remaining shares') in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

           (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

        (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

           (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

           (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of a series of AMPS.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

        (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Corporation nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

    6. Transfer of AMPS. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this
Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made shall advise the Auction Agent of such transfer.

    IN WITNESS WHEREOF, COHEN & STEERS PREMIUM INCOME REALTY FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of this 10th day of October, 2002.

WITNESS:

By:       /S/ LAWRENCE B. STOLLER
    ..................................
Name: Lawrence B. Stoller
Title: Assistant Secretary

                                          COHEN & STEERS PREMIUM
                                          INCOME REALTY FUND, INC.

                                          By:          /S/ MARTIN COHEN
                                              ..................................
                                          Name: Martin Cohen
                                          Title: President

    THE UNDERSIGNED, President of the COHEN & STEERS PREMIUM INCOME REALTY FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                     /S/ MARTIN COHEN
                                           .....................................
                                          Name: Martin Cohen
                                          Title: President

                            STATEMENT OF DIFFERENCES
                            ------------------------

The service mark symbol shall be expressed as ............................ 'sm'
The dagger symbol shall be expressed as .................................. 'D'
Characters normally expressed as superscript shall be preceded by ........ 'pp'